                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                    the Securities and Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Dresdner RCM Global Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11
     1)  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid
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
                        DRESDNER RCM GLOBAL FUNDS, INC.

                            FOUR EMBARCADERO CENTER
                        SAN FRANCISCO, CALIFORNIA 94111

Dear Stockholder:


    We have called a special meeting of stockholders of Dresdner RCM Global Funds, Inc. for several reasons described below. We hope you will give the enclosed material your immediate attention and, if you cannot attend in person, you will vote your proxy promptly.


RENEWAL OF ADVISORY AGREEMENTS

    Under federal law, the acquisition of Dresdner Bank AG by Allianz AG in July automatically terminated the Funds' management agreements with Dresdner RCM Global Investors ("Dresdner RCM"). Your Board of Directors has approved new management agreements for each Fund with the same terms as the previous agreements, and we are proposing that the stockholders approve the new agreements.

REORGANIZATION OF THE FUNDS


    The Board of Directors has approved the tax-free reorganization of each of the Funds into new portfolios of PIMCO Funds: Multi-Manager Series with the same objectives and strategies (the "New Funds"), and we are proposing that the stockholders approve the reorganizations. The PIMCO Funds are a larger fund family with a variety of other portfolios managed by well known and respected institutional advisers which, as a result of the Allianz transaction, are now affiliated with Dresdner RCM. The reorganizations will provide you with a number of advantages.


    WHAT STAYS THE SAME

    While the reorganizations will bring about a lot of changes, the fundamental characteristics of your Fund will stay the same.

    - YOUR FUND'S MANAGEMENT AND INVESTMENT OBJECTIVE REMAINS THE
      SAME. Following the reorganization, your New Fund will continue to be managed by Dresdner RCM, and will have the same investment objective and strategies.

    - FIRM COMMITMENT TO SHAREHOLDERS. Dresdner RCM and its affiliates remain committed to shareholders, in terms of fund performance, communications and service.


    WHAT THE REORGANIZATIONS CHANGE



    - A LARGER FUND FAMILY. You will be part of a fund family which will have approximately $80.2 billion in assets (based on current values). This increase in size should provide the Funds with more visibility and presence in the marketplace with the potential to attract new assets, allowing for the possibility of greater portfolio diversification and lower portfolio transaction costs.



    - MORE FUNDS TO SELECT. We will be able to offer you over 45 additional funds -- resulting in a broader choice of investments for shareholders looking to make free exchanges between funds or to diversify further a portfolio.



    - FIXED FEES. You will participate in the New Funds' "unified fee" structure that sets fixed advisory and administration fees in place of the current fluctuating expense ratios. In most cases, the New Funds will continue the expense cap arrangements currently in place for the Funds during the terms of those caps. Thereafter, total expense ratios for some New Funds will increase -- but in most cases the expenses for the New Funds will be less than the corresponding existing Funds without the expense caps. And in each case, during the term of the relevant contracts the unified fee will allow shareholders to know up front how much their New Fund will be paying and will protect against rising expenses.

OTHER MATTERS.


    The Board of Directors has approved two other items we are proposing the stockholders approve. The stockholders of each Fund are being asked to approve the new forms of investment advisory and sub-advisory contracts that will be adopted by the corresponding New Fund. The stockholders of the MidCap Fund and Small Cap Fund are also being asked to approve amendment of the Fund's fundamental investment policy relating to lending, to remove the percentage limitation on the value of the Fund's portfolio securities available for lending.


YOUR VOTE IS IMPORTANT.

    After reviewing these matters, your Board of Directors approved these matters as in the best interests of Fund stockholders, as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals for your Fund and vote.

    The meeting will be held at 11:00 a.m. Pacific time on December 5, 2001. It will be held at the offices of Dresdner RCM at the address above. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so you will be represented.

    Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ ROBERT J. GOLDSTEIN

                                          Robert J. Goldstein
                                          PRESIDENT

    P.S. No matter how many shares you own, your timely vote is important. Please make the effort to complete, sign, date and mail the enclosed proxy promptly.

                        DRESDNER RCM GLOBAL FUNDS, INC.

                            FOUR EMBARCADERO CENTER
                            SAN FRANCISCO, CA 94111


                       Dresdner RCM Large Cap Growth Fund
                      Dresdner RCM Tax Managed Growth Fund
                            Dresdner RCM MidCap Fund
                          Dresdner RCM Small Cap Fund
                        Dresdner RCM Biotechnology Fund
                           Dresdner RCM Balanced Fund
                       Dresdner RCM Global Small Cap Fund
                      Dresdner RCM Global Technology Fund
                      Dresdner RCM Global Health Care Fund
                 Dresdner RCM International Growth Equity Fund
                       Dresdner RCM Emerging Markets Fund
                            Dresdner RCM Europe Fund
                        Dresdner RCM Global Equity Fund

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2001
                            ------------------------

To the Shareholders of the series of Dresdner RCM Global Funds, Inc. referred to above (each a "Fund" and, collectively, the "Funds"):


    Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of the Funds, each a series of Dresdner RCM Global Funds, Inc., a Maryland corporation ("DRCM Funds, Inc."), will be held at 11:00 a.m., Pacific Time, on Wednesday, December 5, 2001 at Four Embarcadero Center, San Francisco, California 94111, for the following purposes:


    1. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by each Fund, pursuant to which such Fund would reorganize as a series of PIMCO
       Funds: Multi-Manager Series, a Massachusetts business trust, as described in Part 1 of the attached Proxy Statement.


    2. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of a new Advisory Agreement for each Fund, in the form set forth in Appendix B to the attached Proxy Statement, between PIMCO Advisors L.P. and DRCM Funds, Inc. on behalf of such Fund, as described in Part 2 of the attached Proxy Statement.


    3. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of a new Portfolio Management Agreement for each Fund, in the form set forth in Appendix C to the attached Proxy Statement, between PIMCO Advisors L.P. and Dresdner RCM Global Investors LLC ("Dresdner RCM") on behalf of such Fund, as described in Part 3 of the attached Proxy Statement.

    4. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH OF THE DRESDNER RCM MIDCAP FUND AND THE DRESDNER RCM SMALL CAP FUND ONLY: To vote upon the approval of an amendment to the fundamental investment policy relating to lending by each such Fund, removing the percentage limit on the value of portfolio securities available for lending, as described in Part 4 of the attached Proxy Statement.


    5. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH FUND: To vote upon the approval of a Contingent Investment Advisory Agreement for each Fund, in the form set forth in Appendix D to the attached Proxy Statement, between Dresdner RCM and DRCM Funds, Inc. on behalf of such Fund, as described in
       Part 5 of the attached Proxy Statement.

    6. To transact such other business as may properly come before the Meeting and any adjourned session thereof.


    Shareholders of record at the close of business on October 18, 2001 are entitled to notice of, and to vote at, the Meeting.


                                          By Order of the Board of Directors,

                                          /s/ ROBERT J. GOLDSTEIN


                                          Robert J. Goldstein
                                          PRESIDENT



San Francisco, California
October 24, 2001


PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                        DRESDNER RCM GLOBAL FUNDS, INC.


                            FOUR EMBARCADERO CENTER
                            SAN FRANCISCO, CA 94111

                       Dresdner RCM Large Cap Growth Fund
                      Dresdner RCM Tax Managed Growth Fund
                            Dresdner RCM MidCap Fund
                          Dresdner RCM Small Cap Fund
                        Dresdner RCM Biotechnology Fund
                           Dresdner RCM Balanced Fund
                       Dresdner RCM Global Small Cap Fund
                      Dresdner RCM Global Technology Fund
                      Dresdner RCM Global Health Care Fund
                 Dresdner RCM International Growth Equity Fund
                       Dresdner RCM Emerging Markets Fund
                            Dresdner RCM Europe Fund
                        Dresdner RCM Global Equity Fund

                        SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 5, 2001
                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                            SOLICITATION OF PROXIES


    The enclosed proxy is solicited on behalf of the Board of Directors of DRCM Global Funds, Inc., a Maryland corporation ("DRCM Funds, Inc."), for use at a Special Meeting of Shareholders (the "Meeting") of each of the series referred to above (each a "Fund" and, collectively, the "Funds"), to be held at 11:00 a.m., Pacific time, on December 5, 2001, at Four Embarcadero Center, San Francisco, CA 94111, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on October 18, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The Notice, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about October 24, 2001.



    DRCM Funds, Inc. currently offers 13 series of shares, including the Funds, each of which represents a separate investment portfolio. Most of the Funds offer two separate classes of shares, designated as Class I and Class N shares. The Small Cap Fund and the Balanced Fund offer only Class I shares. The Biotechnology Fund and the Global Health Care Fund offer only Class N Shares. For purposes of voting on each proposal at the Meeting, Class I and Class N shares of each Fund will be treated as one class of shares.



    Shares represented by timely and properly executed proxies will be voted as specified. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PARTICULAR MATTER, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS. Proxies may be revoked at any time before they are exercised by sending a written revocation to the Secretary of DRCM Funds, Inc., by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke a proxy.


    Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote.

    Financial statements for each Fund are included in the Annual Report of DRCM Funds, Inc., for the fiscal year ended December 31, 2000, and in the Semi-Annual Report of DRCM Funds, Inc., for the six-month period ended June 30, 2001, each of which has been mailed to shareholders. Shareholders may obtain copies of the Annual and Semi-Annual Reports free of charge by writing to Dresdner RCM Global Funds, P.O. Box 8025, Boston, MA 02266-8025, or by telephoning 1-800-726-7240.


SUMMARY OF PROPOSALS.


    This Proxy Statement relates to and describes in detail the following proposals on which the vote of shareholders of each Fund is solicited: 1) a proposal to approve reorganizations of each Fund into a corresponding fund of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "PF:MMS Trust"); 2) a proposal to approve a new Advisory Agreement between PIMCO Advisors L.P. ("PALP") and DRCM Funds, Inc., on behalf of each Fund; 3) a proposal to approve a new Sub-Advisory Agreement between PALP and Dresdner RCM Global Investors LLC ("Dresdner RCM") on behalf of each Fund; 4) WITH RESPECT TO THE DRESDNER RCM MIDCAP FUND AND DRESDNER RCM SMALL CAP FUND ONLY (in this context, each a "Lending Fund"), a proposal to amend the fundamental investment policy of each Lending Fund to remove the percentage limit on the value of portfolio securities available for lending; and 5) a proposal to approve a contingent Investment Management Agreement, Power of Attorney and Service Agreement with Dresdner RCM.



    The Directors know of no other business to be brought before the Meeting. If, however, any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matter in accordance with their discretion.


      1. APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.

OVERVIEW.


    On July 23, 2001, Allianz AG ("Allianz"), an international financial services company organized under the laws of Germany, acquired substantially all of the outstanding shares of capital stock of Dresdner Bank AG ("Dresdner Bank"), the ultimate parent company of Dresdner RCM, the investment adviser to the Funds. Various other direct or indirect subsidiaries of Allianz currently advise PF:MMS Trust and PIMCO Funds: Pacific Investment Management Series ("PIMS Trust"), both of which are open-end series management investment companies (collectively, the "PIMCO Mutual Funds"). PF:MMS Trust currently offers over 20 series (primarily equity funds), and PIMS Trust currently offers 25 series (primarily fixed income funds).



    During the post-acquisition review of the operations of Allianz, it became apparent to management of both Dresdner RCM and other investment advisory subsidiaries of Allianz that a restructuring of the Funds into PF:MMS Trust would provide substantial advantages to the Funds' shareholders. Such a restructuring into a single, more integrated mutual fund complex would give shareholders of the Funds and PF:MMS Trust exchange privileges among a broader group of funds, and should also allow the expansion of the institutional and retail distribution channels for both the Funds and PF:MMS Trust.



    The Board of Directors of DRCM Funds, Inc. and the Board of Trustees of PF:MMS Trust have approved the reorganization of each Fund into a newly created corresponding series (each a "New Fund" and, collectively, the "New Funds")(1) of PF:MMS Trust (the "Reorganizations"). Each Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the corresponding New Fund in exchange for shares of the New Fund and for the assumption by the corresponding New Fund of all of the liabilities of the Fund as

------------------------



(1) The Funds would retain their current names as series of the PF:MMS Trust with the identifier "PIMCO" added (e.g., the Dresdner RCM Balanced Fund will reorganize into the "PIMCO RCM Balanced Fund").

described below. The completion of these transactions will result in the liquidation of each Fund. No Reorganization will be consummated unless Funds representing at least 80% of the total assets in all of the Funds as of September 30, 2001 have approved the Reorganizations and the revised fee proposal set forth in Parts 2 and 3 below.



    THE BOARD OF DIRECTORS OF DRCM FUNDS, INC. RECOMMENDS THAT SHAREHOLDERS OF EACH FUND APPROVE ITS REORGANIZATION BECAUSE IT BELIEVES THAT THE
REORGANIZATIONS WILL PROVIDE SHAREHOLDERS THE BENEFITS DESCRIBED ABOVE.


OPERATING EXPENSES/ADVISORY ARRANGEMENTS.


    Parts 2 and 3 of this Proxy Statement relate to the approval of new advisory and sub-advisory arrangements for each Fund which would leave Dresdner RCM responsible for day-to-day portfolio management and which are structurally identical to the arrangements in place for existing series of the PIMCO Mutual Funds. Thus, the proposed arrangements would extend to the Funds a new "unified" fee structure which is currently in place for the PIMCO Mutual Funds. THE ADVISORY ARRANGEMENTS WHICH WILL ESTABLISH THE NEW FEE STRUCTURE ARE BEING PROPOSED SEPARATELY FROM THE REORGANIZATIONS BUT, IF APPROVED, WOULD GO INTO EFFECT ONLY IF THE REORGANIZATIONS ARE APPROVED BY FUNDS REPRESENTING AT LEAST 80% OF THE TOTAL ASSETS IN ALL OF THE FUNDS AS OF SEPTEMBER 30, 2001. Accordingly, the fees and expenses to which each New Fund will be subject after its Reorganization will be identical to those to which the corresponding Fund is subject immediately before the Reorganization. The total fees for many of the Funds are proposed to be increased. See Part 2 below, "Principal Differences Between the Current and Proposed Fee Structures."


    The proposed "unified" fee structure differs from the existing fee and expense structure of DRCM Funds, Inc. Currently, both the Funds and series of the PIMCO Mutual Funds pay a management or advisory fee, computed as a percentage of average daily net assets, to their respective advisers. However, the management fee paid by each Fund covers both portfolio management services and administrative services, while the advisory fee paid by the series of the PIMCO Mutual Funds covers portfolio management services only. Each Fund currently directly bears the expenses associated with various third-party services, such as audit, custodial, legal, transfer agency and printing costs and, in nearly all cases, depends upon fee waivers from Dresdner RCM to maintain total Fund expenses at competitive levels. By contrast, each series of the PF:MMS Trust and the PIMS Trust pays a single administrative fee, computed as a percentage of average daily net assets of the series, to its administrator (currently PALP for the PF:MMS Trust and Pacific Investment Management Company ("PIMCO"), a subsidiary partnership of PALP, for the PIMS Trust), which bears the costs of such services to the series, as well as itself providing administrative services to the series, in exchange for the administrative fee.

    The result of adopting this proposed "unified" fee structure would be an expense level for each Fund that is precise and predictable under ordinary circumstances and that PALP believes is sustainable over time. Furthermore, investors in each Fund would be insulated to some extent from price increases in third-party services and from increased expense ratios arising from a decline in net assets, because the administrator, rather than the Fund, would bear these risks for a period of at least one year.

    Dresdner RCM is the investment adviser to each Fund. If the matters set forth in Parts 2 and 3 of this Proxy Statement are approved, PALP, a subsidiary of Allianz, would become the investment advisor to each Fund but would delegate responsibility for the portfolio management of the Funds to Dresdner RCM pursuant to a sub-advisory agreement between PALP and Dresdner RCM. Accordingly, the day-to-day portfolio management of each Fund would not change in any material respect as a result of the Reorganizations. The restructuring will also create an operational environment for the Funds that allows Dresdner RCM to focus on portfolio management, while offering the Funds and their shareholders long term viability through a competitive fee structure that is not dependent on Dresdner RCM's continuing to waive a substantial portion of its investment management fees.

TERMS OF THE PLAN.



    Shareholders of each Fund are being asked to vote upon the approval of an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganizations would be consummated. The following descriptions of the Plan and the features of the proposed Reorganizations are qualified in their entirety by reference to the text of the Plan, the form of which is set forth in Appendix A to this Proxy Statement.



    The Plan provides, among other things, for the transfer of all the assets of each Fund to the corresponding New Fund in exchange for (i) the assumption by the New Fund of all the liabilities of the Fund and (ii) the issuance to each Fund of the corresponding number of Institutional Class and Class D shares of beneficial interest ("New Shares") of the corresponding New Fund equal to the number of Class I and Class N shares, respectively ("Old Shares"), of the Fund then outstanding, all as of the Exchange Date (defined in the Plan to be December 7, 2001 or such other date as may be agreed upon by DRCM Funds, Inc. and PF:MMS Trust). New Shares will have the same net asset value as the corresponding class of Old Shares owned immediately prior to the Reorganization. After receipt of the New Shares, the Fund will cause the Institutional
Class New Shares to be distributed to its Class I shareholders and the Class D New Shares to be distributed to its Class N shareholders, in complete liquidation of the Fund. Each shareholder of each Fund will receive a number of full and fractional Institutional Class and Class D New Shares equal to the number of Class I and Class N Old Shares, respectively, owned by the shareholder immediately prior to the Reorganization. The distribution of New Shares will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Institutional
Class and Class D New Shares due to such shareholder. Because the PF:MMS Trust does not expect to issue share certificates with respect to the New Funds, shareholders of the Funds holding certificates for Old Shares will not be able to exchange those certificates for certificates representing New Shares of the New Funds.



    The closing of the Reorganization of each Fund is subject to the conditions set forth in the Plan, any of which may be waived by the party entitled to its benefits. Such conditions include, among others, (i) the approval of proposals 2 and 3 with respect to the Fund and the approval of the Reorganizations by Funds representing at least 80% of the total assets in all of the Funds as of September 30, 2001; and (ii) the forfeiture by Dresdner RCM of its rights under its current fee waiver arrangements with certain Funds to recoup waived expenses aggregating approximately $6.3 million as of September 30, 2001. For a Fund by Fund listing of the waived expenses through September 30, 2001, see the table immediately following this paragraph. The Reorganizations will be consummated as soon as practicable following the receipt of the requisite approvals of shareholders, subject to any applicable limitations that might be imposed by the Federal Reserve in connection with the acquisition of Dresdner Bank by Allianz and to the satisfaction or waiver of the other conditions in the Plan. The Plan may be terminated and the Reorganization with respect to any Fund abandoned at any time, before or after approval by the shareholders of the Fund, prior to the Exchange Date, by mutual consent of the relevant directors/trustees on behalf of the Fund and corresponding New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

    The following table sets forth the waived expenses which Dresdner RCM has rights to recoup from the listed Funds as of September 30, 2001 under its current fee waiver arrangements, but which it has agreed to forfeit if the new Advisory Agreements are implemented.



                                                                WAIVED
                                                               EXPENSES
                                                               THROUGH
FUND NAME                                                      09/30/01
---------                                                     ----------
MidCap Fund                                                   $  156,021
Small Cap Fund                                                $  182,972
International Growth Equity Fund                              $  621,931
Global Technology Fund                                                --
Global Small Cap Fund                                         $  687,622
Large Cap Growth Fund                                         $  809,385
Global Health Care Fund                                       $  582,251
Biotechnology Fund                                            $  191,303
Tax Managed Growth Fund                                       $  466,744
Global Equity Fund                                            $  426,184
Balanced Fund                                                 $  354,428
Emerging Markets Fund                                         $1,016,848
Europe Fund                                                   $  813,306
                                                              ----------
    Total Expenses Waived                                     $6,308,995
                                                              ==========


INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS.

    The investment objectives and policies of the New Funds as reorganized series of the PF:MMS Trust will be substantially similar to those in place for the Funds as series of DRCM Funds, Inc.

DESCRIPTION OF NEW SHARES.

    Full and fractional New Shares will be issued to each Fund's shareholders in accordance with the provisions of the Plan as described above. The New Shares are Institutional Class and Class D shares of the New Funds. Institutional Class New Shares will have characteristics substantially similar to Class I Old Shares of the Funds. Class D New Shares will have characteristics substantially similar to Class N Old Shares of the Funds.


    Shares of DRCM Funds, Inc. may generally be exchanged at net asset value for shares of the same class of any other series of DRCM Funds, Inc. Except as described below, if the Reorganizations and related transactions are approved, shareholders of all classes of the New Funds will be able to exchange into a broader range of series within the PIMCO Mutual Funds. Prior to February 28, 2002, shareholders of Class D New Shares will only be able to exchange their shares for Class D shares of other New Funds. After such date, however, shareholders of Class D New Shares will be able to exchange into the broader range of series within the PIMCO Mutual Funds. New prospectuses for the PIMCO Mutual Funds will be available on or about November 28, 2001 and will describe each series (including the relevant New Funds) of the particular trust which will offer Institutional Class and Class D shares subsequent to the Reorganizations and related purchase, redemption and exchange options and procedures.


THE DISTRIBUTOR; CERTAIN PAYMENTS BY THE DISTRIBUTOR.

    Funds Distributor, Inc. ("FDI") serves as principal underwriter for shares of the Funds. PIMCO Funds Distributors LLC ("PFD"), an affiliate of Allianz, serves as principal underwriter for each series of the PIMCO Funds.

    FDI currently receives fees from assets of DRCM Funds, Inc. attributable to Class N shares in connection with personal services rendered to Class N shareholders of the Funds and the maintenance of

Class N shareholder accounts. In connection with the Reorganizations, the Trustees of PF:MMS Trust have adopted a Distribution and Servicing Plan for the Class D shares of the New Funds (the "New 12b-1 Plans"). Under the New 12b-1 Plans, PFD will be paid, at the same rate that FDI is paid by the Funds, a distribution and servicing fee pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, the Class D shareholders of the New Funds will pay 12b-1 fees pursuant to the New 12b-1 Plans at identical rates and upon substantially identical terms and conditions as those currently paid by Class N shareholders of the Funds under the current service arrangements with FDI.

FEE STRUCTURE/EXPENSES.


    As described in Part 2 below, "Principal Differences Between the Current and Proposed Fee Structures" shareholders are being asked to approve new investment advisory contracts to be part of a new "unified fee" structure. No Reorganization for a Fund can occur unless the new contract is approved, in which event the contract will become effective immediately before the Reorganization. Therefore fees and expenses to which each New Fund will be subject after its Reorganization will be identical to those to which the corresponding Fund will be subject immediately before the Reorganization.


FEDERAL INCOME TAX CONSEQUENCES.


    As a condition to each Fund's obligation to consummate its Reorganization, the Fund will receive an opinion from Ropes & Gray, counsel to the PF:MMS Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for shares of the New Fund (the "New Shares") and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of the New Fund Shares by the Fund to its shareholders in liquidation; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Fund on the distribution of New Shares to them in exchange for their shares of the Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the New Shares that a shareholder of a Fund receives in exchange for his or her Fund shares will be the same as the aggregate basis of the Fund shares exchanged therefor; (iv) under Section 1223(1) of the Code, a Fund shareholder's holding period for the New Shares received pursuant to the Plan will be determined by including the holding period for the Fund shares exchanged for the New Shares, provided that the shareholder held the Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the New Shares and the assumption by the New Fund of the liabilities of the Fund; (vi) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange; and (vii) under Section 1223(2) of the Code, the New Fund's holding periods in such assets will include the Fund's holding periods in such assets. The opinion will be based on certain factual certifications made by officers of DRCM Funds, Inc. and the PF:MMS Trust and will also be based on customary assumptions.


BASIS FOR THE DIRECTORS' RECOMMENDATION.


    The Board of Directors of DRCM Funds, Inc., including a majority of the Independent Directors, approved the Reorganizations at a meeting held on October 9, 2001. The Board of Trustees of the PF:MMS Trust, including a majority of its Independent Trustees, approved the Reorganizations at a meeting held on September 20, 2001.



    The Directors of DRCM Funds, Inc. considered the proposed Reorganizations at meetings of the Board of Directors held on September 7 and 25 and October 9, 2001, at which they met with representatives of Dresdner RCM, the PIMCO Mutual Funds, PFD, PALP and Allianz. In addition, the Independent Directors met separately to consider the proposals on September 7, 14 and 25 and October 9, 2001, and were represented throughout their deliberations by counsel independent of Dresdner RCM, PALP and Allianz.


    In approving the Reorganizations, the Directors of DRCM Funds, Inc. determined that each proposed Reorganization would be in the best interests of the relevant Fund and that the interests of that Fund's shareholders would not be diluted as a result of effecting the Reorganization. The principal factors considered by the Directors in recommending that shareholders approve the Reorganizations were as follows:

    - The Directors considered representations made by Dresdner RCM, Allianz and PALP that, at current asset levels, DRCM Funds, Inc. would not be viable as a free-standing enterprise, that substantial subsidies to the Funds from Dresdner RCM are unsustainable and that, without the Reorganizations, the economic viability of the Funds would be called into question.


    - The Directors also considered the financial resources and stability of both PALP and Allianz.



    - The Directors also considered that the Reorganizations will give shareholders broader exchange privileges among funds.


    - The Directors also considered that the investment objective, policies and restrictions of each Fund are substantially identical to those of the corresponding New Fund and that the portfolio of each New Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Fund's portfolio prior to the Reorganization. For these reasons, the Directors believe that an investment in shares of the New Fund will provide shareholders with an investment opportunity substantially identical to that afforded by the corresponding Fund immediately prior to the Reorganization.


    - The Directors also considered representations made by Dresdner RCM and PALP that, taking into account PALP's oversight role, the compliance procedures of each New Fund will be substantially similar to those of the corresponding Fund and that, in certain cases, the compliance functions will be enhanced by virtue of PALP's oversight role.



    - The Directors also considered representations made by Dresdner RCM and PALP that, because PALP serves as investment adviser and administrator to numerous other funds and has a wide base of industry knowledge and experience, PALP is able to negotiate favorable fee rates with service providers, allowing PALP to establish administrative fee rates that reflect the underlying economies of scale.



    - The Directors also considered representations made by Dresdner RCM and PALP that, although the administrative fee under the "unitary" fee structure of the new Administration Agreement between DRCM Funds, Inc. and PALP can be changed without shareholder approval, (i) the administrative fee of the New Funds cannot be changed without the approval of the full PF:MMS Board of Trustees (which currently includes a supermajority of independent trustees); and (ii) the independent trustees of the PF:MMS Trust must vote separately to approve the annual continuation of the Administration Agreement for the New Funds. The Directors also considered representations made by Dresdner RCM and PALP that, since the institution of the "unitary" fee structure and the launch of the PF:MMS Trust in 1989, PALP has not proposed an increase in the administrative fee for any PF:MMS fund.



    - The Directors also took into consideration the various factors related to the proposed new advisory and sub-advisory arrangements for the Funds described in Parts 2 and 3 below, which are substantially similar to the arrangements that will be adopted by the New Funds.



    - The Directors also considered PALP's commitment to maintain expense caps for the New Funds at the same levels and for the same periods as the current expense caps for the corresponding Funds (except that the term of the expense caps for the Europe Fund would be extended from December 31, 2002 to June 30, 2003, and the term of the expense cap for the Large Cap Growth Fund would be reduced from June 30, 2005 to June 30, 2003). As described further in Part 2 below, the expense caps for four of the New Funds will be effective until June 30, 2003, and the expense caps for nine of the New Funds will be effective until December 31, 2001.


    - The Directors also considered that: (i) the Funds will bear none of the expenses associated with the Reorganizations; and (ii) the Reorganizations will permit Fund shareholders to keep their investment in an open-end mutual fund without recognition of gain or loss for federal income tax purposes.

REQUIRED SHAREHOLDER VOTE.

    The affirmative vote of a majority of the outstanding shares of a Fund is necessary for the approval of the proposed Reorganization for such Fund.


    A shareholder of a Fund objecting to its proposed Reorganization is not entitled under either Maryland law or the charter of DRCM Funds, Inc. (the "DRCM Charter") to demand payment for and an appraisal of his or her Fund shares if the Reorganization is consummated over his or her objection. Shareholders may, however, redeem their shares at any time prior to the Reorganization. If the Reorganization takes place, shareholders will still be free at any time to redeem their New Shares, for cash at net asset value at the time of such redemption, or to exchange their New Shares for shares of the same class of certain other funds offered by the PIMCO Mutual Funds, at net asset value at the time of such exchange.


    If the proposed Reorganization is not approved by the shareholders of a Fund or is not completed for any other reason, the Fund will continue to be managed as a separate series of DRCM Funds, Inc. in accordance with its current investment objective and policies, and the Directors of DRCM Funds, Inc. will consider such alternatives as may be in the best interests of DRCM Funds, Inc. and the shareholders.


    THE BOARD OF DIRECTORS OF DRCM FUNDS, INC. RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED REORGANIZATION OF SUCH FUND.


PRINCIPAL DIFFERENCES BETWEEN THE LEGAL STRUCTURES OF THE PF:MMS TRUST AND DRCM
  FUNDS, INC.


    As a Massachusetts business trust, the PF:MMS Trust is subject to the provisions of its Declaration of Trust (the "PF:MMS Trust Declaration") and its Bylaws (the "PF:MMS Bylaws"). As a Maryland corporation, DRCM Funds, Inc. is subject to the Maryland General Corporation Law (the "Maryland Code"), the provisions of the DRCM Charter and its Bylaws (the "DRCM Bylaws"). Though the PF:MMS Trust Declaration is governed by Massachusetts law, the PF:MMS Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements because it is an unincorporated voluntary association. The provisions of the PF:MMS Trust Declaration and the PF:MMS Bylaws differ in some respects from those of the DRCM Charter and the DRCM Bylaws, as interpreted under the Maryland Code. Shareholders may obtain a copy of the PF:MMS Trust Declaration and the PF:MMS Bylaws without charge upon written request to DRCM Funds, Inc. In considering the Reorganization, shareholders should note the following principal differences between the DRCM Charter and Bylaws and applicable provisions of the Maryland Code, on the one hand, and the PF:MMS Trust Declaration and Bylaws, on the other hand:


    CERTAIN PROVISIONS OF THE MARYLAND CODE.


    1. SHAREHOLDER LIABILITY. The Maryland Code provides that a shareholder of a corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the subscription price or other agreed consideration for the stock has not been paid. However, a director held liable under the Maryland Code for an unlawful distribution is entitled to contribution from each shareholder for the amount the shareholder accepted knowing the distribution was made in violation of the corporation's charter or the Maryland Code. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the PF:MMS Trust Declaration disclaims shareholder liability for acts or obligations of the

PF:MMS Trust and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the PF:MMS Trust. The PF:MMS Trust Declaration provides for indemnification out of New Fund property for all loss and expense of any shareholder held personally liable for the obligations of the New Fund as a result of holding shares of the New Fund. Thus, the risk of a shareholder of a New Fund incurring financial loss from shareholder liability will be limited to circumstances in which such disclaimer was inoperative and the New Fund was unable to meet its obligations.



    2. RIGHTS OF INSPECTION. Under the Maryland Code, any shareholder of DRCM Funds, Inc. may inspect and copy during usual business hours the DRCM Charter and the DRCM Bylaws and the minutes, annual reports and voting trust certificates on file at DRCM Funds, Inc.'s principal office. Under the Maryland Code, requests to inspect the books of account and stock ledger of DRCM
Funds, Inc. may only be made by shareholders who have been shareholders of record for six months or more owning at least 5% of the corporation's stock. Under the PF:MMS Trust Declaration and Bylaws, no holder of PF:MMS Trust shares has a right to inspect any account, book or document of the PF:MMS Trust except as conferred by law or authorized by the Trustees. As indicated above, the PF:MMS Trust Declaration is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law; therefore, there are no statutory rights of inspection with respect to the PF:MMS Trust.



    3. DIRECTORS' LIABILITY; INDEMNIFICATION. The Maryland Code permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services; or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The DRCM Charter contains such a provision which eliminates such liability to the maximum extent permitted by the Maryland Code. The DRCM Charter provides that DRCM Funds, Inc. shall indemnify and advance expenses to its current and former directors and officers, and may indemnify and advance expenses to its employees and other agents, to the maximum extent permitted by law. Under the Maryland Code, a corporation is required (unless its charter provides otherwise, which the DRCM Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The Maryland Code permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that
(i) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or
(iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the Maryland Code, a Maryland corporation may not indemnify any such director or officer for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the Maryland Code permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. Under Maryland law, determinations as to whether indemnification is proper are made by the board of directors or a committee thereof, special legal counsel, or the shareholders.



    Under the 1940 Act, directors/trustees or officers may not be indemnified against any liability arising from their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Securities and Exchange Commission has indicated that a registered investment company may advance attorneys' fees or other expenses incurred by directors/trustees or officers in defending a proceeding upon his or her undertaking to repay the advance unless it is ultimately determined that he or she is entitled to indemnification. In addition, either (i) the indemnitee must provide security for such undertaking; (ii) the company must be insured against losses arising from lawful advances; or (iii) a majority of the disinterested non-party directors/trustees (or an independent legal counsel) must determine that there is reason to believe the indemnitee ultimately will be found entitled to indemnification. The PF:MMS Trust Declaration provides for indemnification and the advancement of expenses to indemnitees to the maximum extent permitted under the 1940 Act. The PF:MMS Trust Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such person's action was in or not opposed to the best interest of the PF:MMS Trust or (b) to be liable to the PF:MMS Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Under the PF:MMS Trust Declaration, determinations as to whether indemnification is proper are made by the Trustees or independent legal counsel.



    4. DISTRIBUTIONS. The Maryland Code provides that a distribution may not be made by DRCM Funds, Inc. if, after giving effect to it, (i) DRCM Funds, Inc. would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) DRCM Funds, Inc.'s total assets would be less than the sum of DRCM Funds, Inc.'s total liabilities plus the amount that would be needed, if DRCM Funds, Inc. were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. The PF:MMS Trust Declaration contains no comparable restrictions and PF:MMS Trust is not subject to any substantive Massachusetts statutory legal requirements under Massachusetts law.


    CERTAIN PROVISIONS OF THE PF:MMS TRUST DECLARATION AND DRCM CHARTER.

    Certain differences between the PF:MMS Trust Declaration and the DRCM Charter are summarized below:


    1. SHAREHOLDER VOTING REQUIREMENTS -- GENERALLY. Under Maryland law and the DRCM Charter and DRCM Bylaws, shareholder voting rights with respect to DRCM Funds, Inc. are generally limited to electing directors, approving amendments to the corporation's charter and authorizing extraordinary corporate actions such as those discussed below. The PF:MMS Trust Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the PF:MMS Bylaws. The PF:MMS Bylaws in turn provide all details regarding the matters on which shareholders are entitled to vote, the size of the vote required for approval of each matter and the circumstances in which shareholders may call and hold meetings. Under the PF:MMS Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders,
(ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act, (iii) with respect to the termination of the PF:MMS Trust, (iv) with respect to amendments to the PF:MMS Trust Declaration which may adversely affect the rights of shareholders, and (v) to the same extent as the shareholders of a Massachusetts business corporation, with respect to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the PF:MMS Trust or its shareholders. The PF:MMS Bylaws may be amended by the Trustees without shareholder consent.


    The DRCM Charter provides (i) that capital stock of DRCM Funds, Inc. that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when required by law or when only one or more particular series or classes is affected by a matter under consideration, in which case only affected series or classes vote, and (ii) that a quorum consists of one-third of the shares entitled to vote. The DRCM Bylaws provide (i) that directors shall be elected by a plurality of the votes cast and (ii) that, except as otherwise provided by the Maryland Code, the 1940 Act, the DRCM Charter or the DRCM Bylaws, any corporate action to be taken by vote of the shareholders shall be authorized by a majority of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action, provided that a quorum is present.

    Under the PF:MMS Bylaws, on any matter submitted to a vote of shareholders, all shares entitled to vote are voted by individual series, except when required by law or when the Trustees determine that only one or more particular series is affected by a matter under consideration, in which case only affected series vote. The PF:MMS Bylaws provide that (i) shareholder action, including the election of Trustees, is generally taken by a plurality of votes cast, and
(ii) a quorum consists of 30% of the shares entitled to vote. The PF:MMS Trust Declaration provides that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the PF:MMS Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the PF:MMS Trust Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. Both the PF:MMS Bylaws and the DRCM Bylaws allow for action by written consent of shareholders, but the PF:MMS Bylaws provide for action by majority written consent, while the DRCM Bylaws provide for action by unanimous written consent.

    2. SHAREHOLDER VOTING REQUIREMENTS -- EXTRAORDINARY ACTIONS. Under the Maryland Code, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders holding at least two thirds of the shares entitled to vote on the matter unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is set forth in the corporation's charter. The DRCM Charter provides for approval of such matters by the affirmative vote of stockholders holding a majority of the shares entitled to vote on the matter.

    Neither the PF:MMS Charter nor the PF:MMS Bylaws require any shareholder vote to approve extraordinary actions of the PF:MMS Trust. However, under the PF:MMS Bylaws, shareholders would be entitled to vote on such matters if the PF:MMS Trust's Trustees deem a shareholder vote to be necessary or desirable. Historically, the PF:MMS Trust's Trustees have generally concluded that it would be necessary or desirable for shareholders to approve or disapprove a merger where the Fund of the PF:MMS Trust was not the survivor. There can be no assurance that the PF:MMS Trust's Trustees would reach a similar conclusion in the future or that they would do so in all cases.

          2. APPROVAL OR DISAPPROVAL OF PROPOSED ADVISORY AGREEMENTS.


    The Directors of DRCM Funds, Inc. propose that shareholders of each Fund approve a new Advisory Agreement (the "Proposed Advisory Agreement") between PALP and DRCM Funds, Inc. on behalf of the Fund. The Proposed Advisory Agreement would replace the existing Investment Management Agreement, Power of Attorney and Service Agreement (the "Current Management Contracts") currently in effect between DRCM Funds, Inc. and Dresdner RCM on behalf of each Fund and would take effect on the Exchange Date immediately prior to the closing of any Reorganization of such Fund. By approving the Proposed Advisory Agreement, each Fund would adopt the same type of "unified" fee structure which is currently in place for the PIMCO Mutual Funds.



    The Board of Directors of DRCM Funds, Inc. recommends that shareholders of each Fund approve the Proposed Advisory Agreement that is part of the new "unified" fee structure. If both the Reorganization and Proposed Advisory Agreement are approved by a Fund, the sole initial shareholder of the corresponding New Fund will adopt an advisory agreement which is substantially identical to the Proposed Advisory Agreement. Therefore, if the Reorganizations are approved and the shareholders of a Fund approve the Proposed Advisory Agreement, they will be subject to the new "unified" fee structure.



    The following description of the Proposed Advisory Agreement is qualified in its entirety by reference to the form of Proposed Advisory Agreement set forth in Appendix B to this Proxy Statement.

PRINCIPAL DIFFERENCES BETWEEN THE CURRENT AND PROPOSED FEE STRUCTURES.



    The following sets forth the principal differences between the current fee structure and proposed "unified" fee structure. (The current fee structure and the proposed "unified" fee structure involve caps on fees that are described in the footnotes to the tables on pages 18-30)


    CURRENT FEE STRUCTURE.


    Pursuant to the Current Management Contracts between DRCM Funds, Inc. and Dresdner RCM on behalf of each Fund, each Fund pays Dresdner RCM a management fee, expressed as an annual percentage of the Fund's average daily net assets, for portfolio management services as well as for certain administrative services. The administrative services provided under the Current Management Contracts include activities relating to the continued registration of shares of DRCM Funds, Inc. under federal and state securities laws and regulations, oversight of certain accounting matters and coordination of other service providers, including the custodian, transfer agent, independent accountants and legal counsel for DRCM Funds, Inc. Dresdner RCM pays all salaries, fees and expenses of officers and directors of DRCM Funds, Inc. who are affiliated with Dresdner RCM.



    In addition to the fees it pays under the Current Management Contracts, each Fund directly bears its allocable portion of expenses associated with various third-party services, such as audit, custodial, legal, transfer agency and printing costs. Each Fund currently pays all of its expenses not explicitly assumed by Dresdner RCM, including, without limitation, fees and expenses of the Independent Directors, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, distribution and servicing fees, fees and expenses of registering and qualifying Class I and Class N shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of shares, expenses of reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. DRCM Funds, Inc. is also responsible for such nonrecurring expenses as may arise, including costs of litigation in which it may be a party, and other expenses as determined by the Directors. DRCM Funds, Inc. may have an obligation to indemnify its officers and Directors with respect to such litigation. All general expenses of DRCM Funds, Inc. are allocated among and charged to the assets of each Fund on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. For purposes of expense allocation, Class I and Class N shares are treated identically except that certain expenses related to servicing Class N shareholders and the maintenance of Class N shareholder accounts are borne solely by that class.


    PROPOSED "UNIFIED" FEE STRUCTURE.


    Pursuant to the Proposed Advisory Agreement, each Fund would pay PALP an advisory fee, expressed as an annual percentage of the Fund's average daily net assets, in return for which PALP would be responsible solely for providing (or arranging for sub-advisers to provide) portfolio management services. In addition, pursuant to a new Administration Agreement between DRCM Funds, Inc., on behalf of each Fund, and PALP (the "New Administration Agreement"), each Fund would pay a single administrative fee, expressed as an annual percentage of the Fund's average daily net assets, to PALP (in this capacity, the "Administrator"). Pursuant to the New Administration Agreement, the Administrator would provide the administrative services currently provided under the Current Management Contracts as well as other administrative services to the Funds, which would include clerical help and accounting, bookkeeping, internal audit services, preparation of reports to Fund shareholders and regulatory filings. In addition, the Administrator would, at its own expense, arrange for the provision of various third-party services for the Funds, such as legal, audit, custody, portfolio accounting and transfer agency services and printing of prospectuses and shareholder reports for current shareholders. In contrast, each Fund currently bears directly its allocable portion of such third-party expenses under the current fee structure. Accordingly, the proposed "unified" fee structure would result in an expense level for each Fund that is more precise and predictable under ordinary circumstances. Furthermore, investors in the Funds under the proposed fee structure would be insulated to some extent from price increases in third-party services and from increased expense ratios arising from a decline in net assets, because the Administrator, rather than the Fund, would bear these risks for a period of at least one year.



    Certain expenses of the Funds would not be borne by the Administrator under the proposed fee structure. The Funds would be responsible for (i) salaries and other compensation of any of the executive officers and employees of DRCM
Funds, Inc. who are not officers, directors, stockholders, or employees of Dresdner RCM, PALP, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Board of Directors of DRCM Funds, Inc. who are not "interested persons" of DRCM Funds, Inc., PALP or Dresdner RCM, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and
(viii) certain expenses allocated or allocable to specific classes of shares, including service fees payable with respect to such classes.



    A New Administration Agreement will take effect for a particular Fund concurrently with the applicable Proposed Advisory Agreement, but will not take effect unless the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement are approved by the Fund's shareholders. Otherwise, the Fund's current advisory and administrative arrangements will remain in place, subject to such further action as the Directors of DRCM Funds, Inc. deem to be in the best interests of shareholders. See "Required Vote" below. The Reorganization of a Fund will not occur, even if it has been approved by shareholders, unless shareholders of that Fund also approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement (Parts 2 and 3 of this Proxy Statement).



DESCRIPTION OF PROPOSED ADVISORY AGREEMENT AND CURRENT MANAGEMENT CONTRACTS.



    The Proposed Advisory Agreement and Current Management Contracts are described below. Additional information about PALP is set forth below under "6. Other Information."



    PROPOSED ADVISORY AGREEMENT.



    Pursuant to the Proposed Advisory Agreement, subject to the general supervision of the Directors of DRCM Funds, Inc., PALP would, either directly or through others engaged by it, provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund. PALP would provide or arrange to provide such services in accordance with the Fund's investment objective, investment policies, and investment restrictions as stated in the registration statement of DRCM Funds, Inc. filed with the Securities and Exchange Commission, as supplemented or amended from time to time.



    The Proposed Advisory Agreement provides that PALP may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that PALP would be obligated to provide under the agreement. As described more fully in Part 3 of this Proxy Statement, it is proposed that Dresdner RCM serve as sub-adviser to each Fund.


    The Proposed Advisory Agreement provides that, unless sooner terminated in accordance with the agreement, it will continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to such Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Directors of DRCM
Funds, Inc. and either (a) by the vote of a majority of the Board of Directors of DRCM Funds, Inc., or (b) by vote of a majority of the outstanding voting securities of the Fund. Any approval of a Proposed Advisory Agreement by the holders of a majority of the outstanding voting securities of a particular Fund would be effective for these purposes notwithstanding that the Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund. The Proposed Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined in the 1940
Act) by PALP. The Proposed Advisory Agreement provides that it may not be materially amended with respect to any Fund without a majority vote of the outstanding voting securities of the Fund.

    The Proposed Advisory Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by DRCM Funds, Inc. by vote of a majority of the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to PALP, or by PALP at any time, without the payment of any penalty, upon 60 days' written notice to DRCM Funds, Inc.

    The Proposed Advisory Agreement provides that PALP shall not be subject to any liability arising out of any services rendered by it under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

    The Proposed Advisory Agreement provides that PALP shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the agreement.

    CURRENT MANAGEMENT CONTRACTS.


    Pursuant to the Current Management Contracts, Dresdner RCM currently provides or arranges to provide portfolio management services and certain administrative services described above to the Funds, subject to the control and supervision of the Directors of DRCM Funds, Inc. The Current Management Contracts were approved by the Board of Directors of DRCM Funds, Inc., on behalf of each Fund, on June 22, 2001. The Current Management Contracts were entered into in connection with the acquisition of Dresdner Bank by Allianz, which constituted an "assignment" (as defined in the 1940 Act) and termination of the previous investment advisory contracts between DRCM Funds, Inc. and Dresdner RCM (the "Prior Contracts"). As permitted by Rule 15a-4 under the 1940 Act, the Current Management Contracts were not voted upon by the shareholders of the Funds. The Current Management Contracts, which expire on December 20, 2001, require Dresdner RCM to provide the same level of services to the Funds as the Prior Contracts for the same fees. However, the fees are placed in escrow, and the fees with respect to each Fund may be released to Dresdner RCM only if the shareholders of the Fund approve an investment advisory agreement with Dresdner RCM. Upon approval of the proposed Sub-Advisory Agreement between PALP and Dresdner RCM with respect to a Fund, as described in Part 3 below, or upon approval of the contingent Investment Management Agreement, Power of Attorney and Service Agreement between Dresdner RCM and DRCM Funds, Inc. on behalf of the Fund (the "Contingent Investment Advisory Agreement"), as described in Part 5 below, the fees escrowed under the Current Management Contract for management of that Fund will be released to Dresdner RCM. If neither the Proposed Sub-Advisory Agreement nor the Contingent Investment Advisory Agreement with respect to a Fund is approved by the Fund's shareholders, Dresdner RCM may be entitled to receive only the lesser of its costs incurred in performing services under the Current Management Contracts (plus interest earned on that amount while in escrow) and the total amount in the escrow account (plus interest earned), for the period subsequent to July 23, 2001.



    MATERIAL DIFFERENCES BETWEEN THE PROPOSED ADVISORY AGREEMENT AND CURRENT MANAGEMENT CONTRACTS.



    Except as described below, the Proposed Advisory Agreement is similar in all material respects to the Current Management Contracts. The material differences are as follows:



    1. SERVICES. Under the Current Management Contracts, Dresdner RCM is responsible for providing or arranging to provide both portfolio management services and administrative services, including furnishing office space and equipment and providing bookkeeping and other clerical services, on behalf of each Fund as described above. Under the Proposed Advisory Agreement, PALP would be responsible solely for providing or arranging to provide portfolio management services on behalf of the Funds. Administrative services would generally be provided separately under the New Administration Agreement.

    2. COMPENSATION. Because of the additional administrative services provided under the Current Management Contracts, the compensation payable to Dresdner RCM thereunder with respect to each Fund at current asset levels is the same or higher (except in the case of the Global Equity Fund) than the compensation payable to PALP under the Proposed Advisory Agreement for such Fund.


    3. SUB-ADVISER. Unlike the Proposed Advisory Agreement, the Current Management Contracts do not specifically provide for the retention of sub-advisers.

    4. TERM. The Current Management Contracts have a term of only 150 days and provide for the escrowing of investment advisory fees as described above.


    5. EFFECTIVE DATE. The Proposed Advisory Agreement will be dated on or about the date of the relevant Reorganization.



    6. TERMINATION. The Current Management Contracts are terminable, without the payment of any penalty, by a vote of the Board of Directors or a majority of the outstanding voting securities of DRCM Funds, Inc. upon 10 calendar days' written notice to Dresdner RCM.


COMPARISON OF COMPENSATION AND EXPENSES.

    ADVISORY FEES.


    The following table sets forth the compensation payable to Dresdner RCM (for portfolio management and administrative services) under the Current Management Contracts and to PALP (for portfolio management services only) under the Proposed Advisory Agreement. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of each Fund:



                                   FEE UNDER CURRENT MANAGEMENT         FEE UNDER PROPOSED ADVISORY
                                   CONTRACT (AS A PERCENTAGE OF        AGREEMENT (AS A PERCENTAGE OF
FUND                                AVERAGE DAILY NET ASSETS)            AVERAGE DAILY NET ASSETS)
----                         ----------------------------------------  -----------------------------
Large Cap Growth             0.70% of first $500 million, 0.65% of                  0.45%
                             next $500 million and 0.60% of amounts
                             over $1 billion

Tax Managed Growth           0.75% of first $500 million, 0.70% of                  0.60%
                             next $500 million and 0.65% of amounts
                             over $1 billion

MidCap                       0.75%                                                  0.47%

Small Cap                    1.00%                                                  0.72%

Biotechnology                1.00% of first $500 million, 0.95% of                  0.90%
                             next $500 million and 0.90% of amounts
                             over $1 billion

Balanced                     0.65% of first $500 million, 0.60% of                  0.60%
                             next $500 million and 0.55% of amounts
                             over $1 billion

Global Small Cap             1.00% of first $500 million, 0.95% of                  1.00%
                             next $500 million and 0.90% of amounts
                             over $1 billion

Global Technology            1.00%                                                  0.95%

Global Health Care           1.00% of first $500 million, 0.95% of                  0.80%
                             next $500 million and 0.90% of amounts
                             over $1 billion

                                   FEE UNDER CURRENT MANAGEMENT         FEE UNDER PROPOSED ADVISORY
                                   CONTRACT (AS A PERCENTAGE OF        AGREEMENT (AS A PERCENTAGE OF
FUND                                AVERAGE DAILY NET ASSETS)            AVERAGE DAILY NET ASSETS)
----                         ----------------------------------------  -----------------------------
International Growth Equity  0.75%                                                  0.50%

Emerging Markets             1.00%                                                  1.00%

Europe                       1.00% of first $100 million and 0.80% of               0.80%
                             amounts over $100 million

Global Equity                0.75% of first $500 million, 0.70% of                  0.85%
                             next $500 million and 0.65% of amounts
                             over $1 billion


    The following table compares the aggregate fees paid to Dresdner RCM during the fiscal year ended December 31, 2000 under the Current Management Contracts for each Fund with the aggregate fees that would have been paid to PALP during such fiscal year had the Proposed Advisory Agreement been in effect:



                                                                                         CHANGES IN FEES UNDER
                               ACTUAL FEES PAID UNDER     FEES THAT WOULD HAVE BEEN        PROPOSED ADVISORY
                                 CURRENT MANAGEMENT        PAID UNDER THE PROPOSED      AGREEMENT STATED AS A %
                              CONTRACT FOR FISCAL YEAR     ADVISORY AGREEMENT FOR      OF FEES PAID UNDER CURRENT
FUND                               ENDED 12/31/00        FISCAL YEAR ENDED 12/31/00*      MANAGEMENT CONTRACT*
----                          ------------------------   ---------------------------   --------------------------
Large Cap Growth                       $255,713                     $164,371                     (35.72)%
Tax Managed Growth                     $191,852                     $153,465                     (20.01)%
MidCap                               $9,917,012                   $6,213,763                     (37.34)%
Small Cap                            $3,521,430                   $2,535,186                     (28.01)%
Biotechnology                        $4,939,718                   $4,507,496                      (8.75)%
Balanced                                $99,041                      $91,415                      (7.70)%
Global Small Cap                       $437,173                     $437,173                       0.00%
Global Technology                    $7,458,261                   $7,085,161                      (5.00)%
Global Health Care                     $963,495                     $770,656                     (20.01)%
International Growth Equity          $2,285,950                   $1,524,059                     (33.33)%
Emerging Markets                        $84,289                      $84,289                       0.00%
Europe                                 $776,550                     $621,225                     (20.00)%
Global Equity                           $11,647                      $13,199                     +13.33%


------------------------


* The scope of services provided under the Proposed Advisory Agreement is less than under the Current Management Contracts. Consequently, these figures should not be construed as suggesting that the overall expenses of the particular Fund will decrease as a result of the adoption of the Proposed Advisory Agreement. If the Proposed Advisory Agreement is adopted, compensation for administrative services currently paid to Dresdner RCM under the Current Management Contracts would be paid to PALP for such services under the New Administration Agreement.

    The following tables and examples are provided to assist shareholders in understanding and comparing the various costs and expenses of the Funds that would be borne directly or indirectly by shareholders under the current fee structure (with the Current Management Contracts in effect) and the proposed "unified" fee structure (with the Proposed Advisory Agreement and New Administration Agreement in effect). The Examples should not be considered a representation of future performance; actual expenses may be greater or less than those shown.


                                SCHEDULE OF FEES
                (UNDER BOTH CURRENT AND PROPOSED FEE STRUCTURES)


                                                              INSTITUTIONAL
                                                                  CLASS          CLASS N/
SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS(1))                  SHARES       CLASS D SHARES
-----------------------------------------------               -------------   ---------------
Maximum initial sales charge imposed on purchases (as a
  percentage of offering price at time of purchase).........       None             None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of net asset value at time of purchase)........       None             None
Maximum contingent deferred sales charge ("CDSC") (as a
  percentage of original purchase price)(1).................       None             None
Exchange Fee................................................       None             None


------------------------


(1) Neither the Funds nor the New Funds currently impose sales charges or redemption fees, except that the Tax Managed Growth Fund includes a 1%
    redemption fee on the redemption of shares held for less than one year, which is paid to the Fund.

                             LARGE CAP GROWTH FUND


  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................     0.70%          0.45%         0.70%         0.45%
Administrative Fee..............................       --           0.30%           --          0.50%
Service Fees....................................       --             --          0.25%         0.25%
Other Expenses..................................     0.35%            --(3)       0.41%           --(3)
Total Fund Operating Expenses...................     1.05%          0.75%         1.36%         1.20%
                                                    =====           ====         =====         =====
Fee Waiver......................................    (0.30)%           --(4)      (0.36)%       (0.20)%(4)
Net Fund Operating Expenses.....................     0.75%          0.75%         1.00%         1.00%
                                                    =====           ====         =====         =====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2005 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.75% for Institutional Class and 1.00% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/ current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.00% and 0.75% of the Fund's average daily net assets in the case of the Class D and Institutional Class Shares, respectively.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
LARGE CAP GROWTH FUND                  1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                 --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $ 77       $240       $447      $1,160      $ 77       $240       $447      $1,160
  Pro Forma Expenses                    $ 77       $240       $417      $  930      $ 77       $240       $417      $  930
N CLASS/CLASS D SHARES
  Current Expenses                      $102       $318       $588      $1,494      $102       $318       $588      $1,494
  Pro Forma Expenses                    $102       $346       $625      $1,420      $102       $346       $625      $1,420

                            TAX MANAGED GROWTH FUND


  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................     0.75%          0.60%         0.75%         0.60%
Administrative Fee..............................       --           0.30%           --          0.50%
Service Fees....................................       --             --          0.25%         0.25%
Other Expenses..................................     1.31%            --(3)       1.98%           --(3)
Total Fund Operating Expenses...................     2.06%          0.90%         2.98%         1.35%
                                                    =====           ====         =====          ====
Fee Waiver......................................    (0.81)%           --         (1.48)%          --
Net Fund Operating Expenses.....................     1.25%          0.90%         1.50%         1.35%
                                                    =====           ====         =====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.25% for Institutional Class and 1.50% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/ current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
TAX MANAGED GROWTH FUND                1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------               --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $196       $636      $1,103     $2,394      $196       $636      $1,103     $2,394
  Pro Forma Expenses                    $ 92       $287      $  498     $1,108      $ 92       $287      $  498     $1,108
N CLASS/CLASS D SHARES
  Current Expenses                      $278       $908      $1,563     $3,320      $278       $908      $1,563     $3,320
  Pro Forma Expenses                    $137       $428      $  739     $1,624      $137       $428      $  739     $1,624

                                  MIDCAP FUND


  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................     0.75%          0.47%         0.75%         0.47%
Administrative Fee..............................       --           0.30%           --          0.50%
Service Fees....................................       --             --          0.25%         0.25%
Other Expenses..................................     0.04%            --(3)       8.57%           --(3)
Total Fund Operating Expenses...................     0.79%          0.77%         9.57%         1.22%
                                                    =====           ====         =====         =====
Fee Waiver......................................    (0.02)%           --(4)      (8.55)%       (0.20)%(4)
Net Fund Operating Expenses.....................     0.77%          0.77%         1.02%         1.02%
                                                    =====           ====         =====         =====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least June 30, 2003 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.77% for Institutional Class and 1.02% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.02% and 0.77% of the Fund's average daily net assets in the case of the Class D and Institutional Class Shares, respectively.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
MIDCAP FUND                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------                           --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $ 79      $  249     $  435    $   975      $ 79      $  249     $  435     $  975
  Pro Forma Expenses                    $ 79      $  246     $  428    $   954      $ 79      $  246     $  428     $  954
N CLASS/CLASS D SHARES
  Current Expenses                      $104      $1,548     $3,518    $ 7,707      $104      $1,548     $3,518     $7,707
  Pro Forma Expenses                    $104      $  353     $  636    $ 1,443      $104      $  353     $  636     $1,443

                                 SMALL CAP FUND


  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                        I CLASS/
                                                               INSTITUTIONAL CLASS SHARES
                                                              -----------------------------
                                                              CURRENT(1)       PRO FORMA(2)
                                                              ----------       ------------
Management/Advisory Fee.....................................    1.00%             0.72%
Administrative Fee..........................................      --              0.30%
Service Fees................................................      --                --
Other Expenses..............................................    0.18%               --(3)
Total Fund Operating Expenses...............................    1.18%             1.02%
                                                               =====              ====
Fee Waiver..................................................   (0.16)%              --(4)
Net Fund Operating Expenses.................................    1.02%             1.02%
                                                               =====              ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least June 30, 2003 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.02% for Institutional Class. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.02% of the Fund's average daily net assets.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
SMALL CAP FUND                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------                        --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $104       $348       $623      $1,409      $104       $348       $623      $1,409
  Pro Forma Expenses                    $104       $325       $563      $1,248      $104       $325       $563      $1,248

                               BIOTECHNOLOGY FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                               N CLASS/CLASS D SHARES
                                                              -------------------------
                                                              CURRENT(1)   PRO FORMA(2)
                                                              ----------   ------------
Management/Advisory Fee.....................................    1.00%         0.90%
Administrative Fee..........................................      --          0.45%
Service Fees................................................    0.25%         0.25%
Other Expenses..............................................    0.25%           --(3)
Total Fund Operating Expenses...............................    1.50%         1.60%
                                                               =====          ====
Fee Waiver..................................................    0.00%           --
Net Fund Operating Expenses.................................    1.50%         1.60%(4)
                                                               =====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) The amount set forth does not reflect a fee waiver which is in effect until December 31, 2001.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
BIOTECHNOLOGY FUND                     1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------                    --------   --------   --------   --------   --------   --------   --------   --------
N CLASS/CLASS D SHARES
  Current Expenses                      $153       $474       $818      $1,791      $153       $474       $818      $1,791
  Pro Forma Expenses                    $163       $505       $871      $1,900      $163       $505       $871      $1,900

                                 BALANCED FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                I CLASS/INSTITUTIONAL
                                                                    CLASS SHARES
                                                              -------------------------
                                                              CURRENT(1)   PRO FORMA(2)
                                                              ----------   ------------
Management/Advisory Fee.....................................     0.65%         0.60%
Administrative Fee..........................................       --          0.30%
Service Fees................................................       --            --
Other Expenses..............................................     0.66%           --(3)
Total Fund Operating Expenses...............................     1.31%         0.90%
                                                                =====          ====
Fee Waiver..................................................    (0.41)%          --
Net Fund Operating Expenses.................................     0.90%         0.90%
                                                                =====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 0.90% for Institutional Class. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
BALANCED FUND                          1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------                         --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $127       $410       $714      $1,578      $127       $410       $714      $1,578
  Pro Forma Expenses                    $ 92       $287       $498      $1,108      $ 92       $287       $498      $1,108

                             GLOBAL SMALL CAP FUND


  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................     1.00%          1.00%         1.00%         1.00%
Administrative Fee..............................       --           0.40%           --          0.60%
Service Fees....................................       --             --          0.25%         0.25%
Other Expenses..................................     1.26%            --(3)       1.39%           --(3)
Total Fund Operating Expenses...................     2.26%          1.40%         2.64%         1.85%
                                                    =====           ====         =====          ====
Fee Waiver......................................    (0.76)%           --         (0.89)%          --
Net Fund Operating Expenses.....................     1.50%          1.40%         1.75%         1.85%(4)
                                                    =====           ====         =====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Institutional Class and 1.75% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/ current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) The amount set forth does not reflect a fee waiver which is in effect until December 31, 2001.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
GLOBAL SMALL CAP FUND                  1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                 --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $217       $698      $1,205     $2,601      $217       $698      $1,205     $2,601
  Pro Forma Expenses                    $143       $443      $  766     $1,680      $143       $443      $  766     $1,680
N CLASS/CLASS D SHARES
  Current Expenses                      $253       $811      $1,396     $2,983      $253       $811      $1,396     $2,983
  Pro Forma Expenses                    $188       $582      $1,001     $2,169      $188       $582      $1,001     $2,169

                             GLOBAL TECHNOLOGY FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................     1.00%          0.95%         1.00%         0.95%
Administrative Fee..............................       --           0.40%           --          0.55%
Service Fees....................................       --             --          0.25%         0.25%
Other Expenses..................................     0.15%            --(3)       0.31%           --(3)
Total Fund Operating Expenses...................     1.15%          1.35%         1.56%         1.75%
                                                     ====           ====          ====          ====
Fee Waiver......................................       --             --            --            --
Net Fund Operating Expenses.....................     1.15%          1.35%         1.56%         1.75%
                                                     ====           ====          ====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Institutional Class and 1.75% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/ current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
GLOBAL TECHNOLOGY FUND                 1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------                --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $117       $365       $633      $1,398      $117       $365       $633      $1,398
  Pro Forma Expenses                    $137       $428       $739      $1,624      $137       $428       $739      $1,624
N CLASS/CLASS D SHARES
  Current Expenses                      $159       $493       $850      $1,856      $159       $493       $850      $1,856
  Pro Forma Expenses                    $178       $551       $949      $2,062      $178       $551       $949      $2,062

                            GLOBAL HEALTH CARE FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                               N CLASS/CLASS D SHARES
                                                              -------------------------
                                                              CURRENT(1)   PRO FORMA(2)
                                                              ----------   ------------
Management/Advisory Fee.....................................    1.00%         0.80%
Administrative Fee..........................................      --          0.55%
Service Fees................................................    0.25%         0.25%
Other Expenses..............................................    0.29%           --(3)
Total Fund Operating Expenses...............................    1.54%         1.60%
                                                               =====          ====
Fee Waiver..................................................   (0.04)%          --
Net Fund Operating Expenses.................................    1.50%         1.60%(4)
                                                               =====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) The amount set forth does not reflect a fee waiver which is in effect until December 31, 2001.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
GLOBAL HEALTH CARE FUND                1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------               --------   --------   --------   --------   --------   --------   --------   --------
N CLASS/CLASS D SHARES
  Current Expenses                      $156       $486       $839      $1,834      $156       $486       $839      $1,834
  Pro Forma Expenses                    $163       $505       $871      $1,900      $163       $505       $871      $1,900

                        INTERNATIONAL GROWTH EQUITY FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................      0.75%         0.50%         0.75%         0.50%
Administrative Fee..............................        --          0.50%           --          0.70%
Service Fees....................................        --            --          0.25%         0.25%
Other Expenses..................................      0.29%           --(3)       0.94%           --(3)
Total Fund Operating Expenses...................      1.04%         1.00%         1.94%         1.45%
                                                    ======          ====         =====          ====
Fee Waiver......................................     (0.04)%          --         (0.69)%          --
Net Fund Operating Expenses.....................      1.00%         1.00%         1.25%         1.45%(4)
                                                    ======          ====         =====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.00% for Institutional Class I and 1.25% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/ current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) The amount set forth does not reflect a fee waiver which is in effect until December 31, 2001.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
INTERNATIONAL GROWTH EQUITY FUND       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------      --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $105       $330      $  574     $1,271      $105       $330      $  574     $1,271
  Pro Forma Expenses                    $102       $318      $  552     $1,225      $102       $318      $  552     $1,225
N CLASS/CLASS D SHARES
  Current Expenses                      $186       $601      $1,042     $2,267      $186       $601      $1,042     $2,267
  Pro Forma Expenses                    $148       $459      $  792     $1,735      $148       $459      $  792     $1,735

                             EMERGING MARKETS FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................     1.00%          1.00%         1.00%         1.00%
Administrative Fee..............................       --           0.50%           --          0.70%
Service Fees....................................       --             --          0.25%         0.25%
Other Expenses..................................     3.89%            --(3)       5.04%           --(3)
Total Fund Operating Expenses...................     4.89%          1.50%         6.29%         1.95%
                                                    =====           ====         =====          ====
Fee Waiver......................................    (3.39)%           --         (4.54)%          --
Net Fund Operating Expenses.....................     1.50%          1.50%         1.75%         1.95%(4)
                                                    =====           ====         =====          ====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.50% for Institutional Class and 1.75% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/ current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) The amount set forth does not reflect a fee waiver which is in effect until December 31, 2001.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
EMERGING MARKETS FUND                  1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                 --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $440      $1,453     $2,469     $5,018      $440      $1,453     $2,469     $5,018
  Pro Forma Expenses                    $153      $  474     $  818     $1,791      $153      $  474     $  818     $1,791
N CLASS/CLASS D SHARES
  Current Expenses                      $562      $1,845     $3,094     $6,079      $562      $1,845     $3,094     $6,079
  Pro Forma Expenses                    $198      $  612     $1,052     $2,275      $198      $  612     $1,052     $2,275

                                  EUROPE FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                           I CLASS/
                                                  INSTITUTIONAL CLASS SHARES     N CLASS/CLASS D SHARES
                                                  ---------------------------   -------------------------
                                                  CURRENT(1)    PRO FORMA(2)    CURRENT(1)   PRO FORMA(2)
                                                  -----------   -------------   ----------   ------------
Management/Advisory Fee.........................     1.00%          0.80%         1.00%         0.80%
Administrative Fee..............................       --           0.50%           --          0.70%
Service Fees....................................       --             --          0.25%         0.25%
Other Expenses..................................     8.67%            --(3)       0.77%           --(3)
Total Fund Operating Expenses...................     9.67%          1.30%         2.02%         1.75%
                                                    =====           ====         =====         =====
Fee Waiver......................................    (8.32)%           --(4)      (0.42)%       (0.15)%(4)
Net Fund Operating Expenses.....................     1.35%          1.30%         1.60%         1.60%
                                                    =====           ====         =====         =====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2002 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.35% for Institutional Class and 1.60% for Class D. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/ current fee structure reflect actual expenses for the I Class Shares for the twelve months ended December 31, 2000, as amounts for June 30, 2001 were no longer relevant because the Class I shares of the Fund were then held by a single shareholder. Expenses shown above under the Current Management Contract/current fee structure for the N Class Shares have been restated to reflect actual expenses for the six months ended
    June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



(4) PALP has agreed to reduce its fees and absorb expenses until June 30, 2003 to limit the Fund's total annual operating expenses to 1.60% and 1.35% of the Fund's average daily net assets in the case of the Class D and Institutional Class Shares, respectively.



                                      EXAMPLE: Based on a purchase on
                                      NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                      following expenses on a $10,000             November 1, 2001 you would pay the
                                      investment assuming (1) 5% annual           following expenses on a $10,000
                                      return and (2) redemption at the end        investment assuming (1) 5% annual
                                      of each time period.                        return and (2) no redemption.
                                      -----------------------------------------   -----------------------------------------
EUROPE FUND                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------                           --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL CLASS SHARES
  Current Expenses                      $137      $2,026     $3,916     $7,919      $137      $2,026     $3,916     $7,919
  Pro Forma Expenses                    $132      $  412     $  713     $1,568      $132      $  412     $  713     $1,568
N CLASS/CLASS D SHARES
  Current Expenses                      $163      $  587     $1,045     $2,315      $163      $  587     $1,045     $2,315
  Pro Forma Expenses                    $163      $  525     $  923     $2,037      $163      $  525     $  923     $2,037

                               GLOBAL EQUITY FUND

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                       I CLASS/
                                                              INSTITUTIONAL CLASS SHARES
                                                              ---------------------------
                                                              CURRENT(1)    PRO FORMA(2)
                                                              -----------   -------------
Management/Advisory Fee.....................................      0.75%         0.85%
Administrative Fee..........................................        --          0.40%
Service Fees................................................        --            --
Other Expenses..............................................     15.76%           --(3)
Total Fund Operating Expenses...............................     16.51%         1.25%
                                                                ======         =====
Fee Waiver..................................................    (15.26)%          --
Net Fund Operating Expenses.................................      1.25%         1.25%
                                                                ======         =====


------------------------


(1) Under Current Management Contract/current fee structure. Dresdner RCM has contractually agreed until at least December 31, 2001 to pay each quarter the amount, if any, by which the ordinary operating expenses for the quarter (except interest, taxes and extraordinary expenses) exceed the annualized rate of 1.25% for Institutional Class. The Fund may reimburse Dresdner RCM in the future. Expenses shown above under the Current Management Contract/current fee structure have been restated to reflect actual expenses for the six months ended June 30, 2001.



(2)  Under Proposed Advisory Agreement/proposed fee structure.



(3) The Fund would incur certain additional expenses (e.g., fees of Independent Directors and their counsel) as described under "Proposed Fee Structure"
    above, but during the fiscal year ended December 31, 2000, these expenses did not exceed 0.01%.



                                    EXAMPLE: Based on a purchase on
                                    NOVEMBER 1, 2001 YOU WOULD PAY THE          EXAMPLE: BASED ON A PURCHASE ON
                                    following expenses on a $10,000             November 1, 2001 you would pay the
                                    investment assuming (1) 5% annual           following expenses on a $10,000
                                    return and (2) redemption at the end        investment assuming (1) 5% annual
                                    of each time period.                        return and (2) no redemption.
                                    -----------------------------------------   -----------------------------------------
GLOBAL EQUITY FUND                   1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------                  --------   --------   --------   --------   --------   --------   --------   --------
I CLASS/INSTITUTIONAL
  CLASS SHARES
  Current Expenses                   $1,423     $4,466     $6,848    $10,782     $1,423     $4,466     $6,848    $10,782
  Pro Forma Expenses                 $  127     $  397     $  686    $ 1,511     $  127     $  397     $  686    $ 1,511

BASIS FOR THE BOARD OF DIRECTORS' RECOMMENDATION.



    The Board of Directors of DRCM Funds, Inc. considered the Proposed Advisory Agreement at meetings of the Board of Directors held on September 7 and 25 and October 9, 2001. In addition, the Independent Directors met separately to consider the proposals on September 7, 14 and 25 and October 9, 2001. In approving the Proposed Advisory Agreement, the Board of Directors of DRCM Funds, Inc., including the Independent Directors, requested and evaluated information provided by PALP and Dresdner RCM which, in the Directors' opinion, was reasonably necessary for the Board of Directors to form a judgment as to whether the Proposed Advisory Agreement would be in the best interests of the Funds and their shareholders.



    - In recommending that shareholders approve the Proposed Advisory Agreement, the Board of Directors took into account all factors which they deemed relevant, including: (i) the recent investment performance of the Funds;
      (ii) the advisory fees and other expenses that would be paid by the Funds under the proposed "unified" fee structure as compared to those of similar funds managed by other investment advisers; (iii) the nature, quality and extent of the portfolio management services furnished by Dresdner RCM to the Funds and PALP's services in its current capacity as adviser to the PF:MMS Trust; (iv) PALP's ability to retain and attract capable personnel to serve the Funds; and (v) the fact that the portfolio management services to be provided pursuant to the Proposed Advisory Agreement would, except as described herein, be provided on terms and conditions substantially similar to those of the Current Management Contracts.



    - The Board of Directors believes that in approving the Proposed Advisory Agreement and permitting the adoption of the proposed "unified" fee structure, shareholders will gain the immediate benefits of a level of Fund expenses that will be, under ordinary circumstances, precise and predictable.



    - The Board of Directors considered, among other things, that, as the Expense Tables above demonstrate, Institutional Class shareholders of all Funds except the Global Technology Fund would be expected to receive under the Proposed Advisory Agreement and proposed "unified" fee structure either the same fees or an immediate reduction in the level of Fund expenses compared to historical periods.



    - The Board of Directors also considered that, as set forth in the foregoing Expense Tables, Class D shareholders of all the Funds except the Tax Managed Growth Fund and Institutional Class shareholders of the Global Technology Fund would be subject to an increase in the level of Fund expenses under the Proposed Advisory Agreement and proposed "unified" fee structure as compared to historical periods. In this connection, the Board took into account PALP's commitment to cap expenses for the Large Cap Growth, MidCap and Europe Funds through June 30, 2003. In considering the proposed fee increase, the Board of Directors considered the nature and quality of the services being provided on behalf of these Funds by Dresdner RCM, taking into account the relative complexity of managing the Funds. The Board of Directors believes that the proposed fee increase will, over the long term, enable Dresdner RCM to continue to provide high-quality portfolio management services to the Funds and enable PALP to provide or arrange for the provision of administrative and other services to the Funds such that expense levels for all classes of these Funds will be precise and predictable as described above. The Board of Directors also considered representations made by Dresdner RCM, Allianz and PALP that, at current asset levels, substantial subsidies to the Funds from Dresdner RCM are unsustainable. The Board of Directors also took into account the fact that, during the term of the Proposed Advisory Agreement and the Administration Agreement, the proposed unitary fee and, for the indicated Funds, the commitment to cap expenses would protect the Funds against increasing expenses should assets decline. However, there can be no assurance that the proposed fee structure will result in savings in operating expenses to shareholders.

    - The Board of Directors determined that the fees to be paid to PALP under the Proposed Advisory Agreements are fair and reasonable compensation for the services to be provided to each Fund, and that such fees are competitive with fees paid by other mutual funds to high-quality investment managers.



    - The Board of Directors also took into account the fact that, should the Proposed Advisory Agreement be approved, Dresdner RCM would forfeit its right under its current fee waiver arrangement with certain Funds, to recoup waived expenses which aggregated approximately $6.3 million as of September 30, 2001. For a Fund by Fund listing of the waived expenses through September 30, 2001, see "Terms of the Plan" in Part 1 above. These contingent reimbursement obligations of the Funds are payable in circumstances where reimbursement would not cause total expenses for the relevant Fund to exceed the total expense ratio achieved, in the first instance, by the waiver. The Global Technology and International Growth Equity Funds made reimbursement payments at various times during calendar years 1999 and 2000, and the Biotechnology Fund made reimbursement payments at various times during calendar years 2000 and 2001. Based upon asset levels of the Funds as of the date of this Proxy, only the Biotechnology Fund is currently making any such payments.



    While the Board of Directors' approval of the Proposed Advisory Agreements at the October 9, 2001 telephonic meeting is sufficient for purposes of Maryland law, as required by the 1940 Act, the Board is also scheduled to meet in person on December 3, 2001 for purposes, among other things, of approving the Proposed Advisory Agreements in person.



    If the shareholders of any Fund do not approve the Proposed Advisory Agreement, or approve the Proposed Advisory Agreement and do not approve the Proposed Sub-Advisory Agreement described in Part 3 of this Proxy Statement, or do not approve the Reorganizations, the Fund's Current Management Contract will remain in effect and other services will continue to be provided directly by third parties at the expense of the Fund. As the term of the Current Management Contracts expires on December 20, 2001, Dresdner RCM will not be able to continue to provide investment advisory services to any Funds under the Current Management Contracts after that date. For that reason, the Board of Directors of DRCM Funds, Inc. is also recommending the approval of the Contingent Investment Advisory Agreements between Dresdner RCM and DRCM Funds, Inc. on behalf of the Funds, as described in Part 5 below.


REQUIRED VOTE.

    Approval of the Proposed Advisory Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy.


    THE BOARD OF DIRECTORS OF DRCM FUNDS, INC. RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.


        3. APPROVAL OR DISAPPROVAL OF PROPOSED SUB-ADVISORY AGREEMENTS.


    The Directors of DRCM Funds, Inc. propose that the shareholders of each Fund approve a new Portfolio Management Agreement, or sub-advisory agreement, between PALP and Dresdner RCM with respect to the Fund (the "Proposed Sub-Advisory Agreement"). The Proposed Sub-Advisory Agreement with respect to each Fund would take effect on the Exchange Date immediately prior to the closing of any Reorganization of such Fund. Dresdner RCM's fees under the Proposed Sub-Advisory Agreement would be paid exclusively by PALP and not directly by the shareholders of the Funds.

    The following description of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to the form of the agreement included as Appendix C to this Proxy Statement.


PROPOSED SUB-ADVISORY AGREEMENTS.


    The Proposed Sub-Advisory Agreement provides that, subject to the general supervision of the Directors of DRCM Funds, Inc. and PALP, Dresdner RCM shall provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including the determination of the purchase, retention, or sale of securities, cash and other investments for the Fund. Dresdner RCM would provide such services in accordance with the Fund's investment objective, investment policies and investment restrictions as stated in the registration statement of DRCM Funds, Inc. filed with the Securities and Exchange Commission, as supplemented and amended from time to time.



    The Proposed Sub-Advisory Agreement provides that it will, unless sooner terminated in accordance with the agreement, continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to such Fund provided such continuance is approved at least annually by the vote of a majority of the Independent Directors of DRCM Funds, Inc. and either (a) by the vote of a majority of the Board of Directors of DRCM Funds, Inc., or (b) by vote of a majority of the outstanding voting securities of the Fund. Any approval of the Proposed Sub-Advisory Agreement by the holders of a majority of the outstanding voting securities of a particular Fund would be effective for these purposes notwithstanding that the agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund. The Proposed Sub-Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the particular Fund or Funds and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).



    The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, (a) by DRCM Funds, Inc. by vote of a majority of the Board of Directors, or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to Dresdner RCM, or (b) by PALP upon 60 days' written notice to Dresdner RCM. The Proposed Sub-Advisory Agreement may be terminated by Dresdner RCM upon 60 days' written notice to the Trust. PALP has agreed that if any Sub-Advisory Agreement with Dresdner RCM is terminated, or the relevant Fund is liquidated, prior to December 31, 2004 (and neither action is unilaterally proposed by Dresdner RCM), an affiliate of PALP will compensate Dresdner RCM for certain lost revenues.



    The Proposed Sub-Advisory Agreement provides that, except as required by applicable law, Dresdner RCM and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of Dresdner RCM's obligations and duties under the agreement. In addition, the Proposed Sub-Advisory Agreement provides that PALP and Dresdner RCM shall indemnify the other party and its affiliates and controlling persons for liability incurred by such party, arising out of the indemnifying party's responsibilities to DRCM Funds, Inc., based on
(a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or
(b) material inaccuracies or omissions in the registration statement of DRCM Funds, Inc. made in reliance on information furnished by the indemnifying party.



    The following table sets forth the fees that will be payable to Dresdner RCM with respect to each Fund under the Proposed Sub-Advisory Agreement. These fees are paid exclusively by PALP and not directly by the shareholders of the Funds. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of each Fund:



                                                   FEE UNDER PROPOSED SUB-ADVISORY
                                                    AGREEMENT (AS A PERCENTAGE OF
FUND                                                  AVERAGE DAILY NET ASSETS)
----                                               -------------------------------
Large Cap Growth                                                0.35%

Tax Managed Growth                                              0.50%

MidCap                                                          0.37%

Small Cap                                                       0.62%

Biotechnology                                                   0.80%

Balanced                                                        0.50%

Global Small Cap                                                0.90%

Global Technology                                               0.85%

Global Health Care                                              0.70%

International Growth Equity                                     0.40%

Emerging Markets                                                0.90%

Europe                                                          0.70%

Global Equity                                                   0.75%


BASIS FOR THE DIRECTORS' RECOMMENDATION.


    The Directors of DRCM Funds, Inc. considered the proposed Sub-Advisory Agreement at meetings of the Board of Directors held on September 7 and 25 and October 9, 2001. In addition, the Independent Directors met separately to consider the proposals on September 7, 14 and 25 and October 9, 2001. In approving the Proposed Sub-Advisory Agreement, the Directors of DRCM
Funds, Inc., including the Independent Directors, requested and evaluated information provided by PALP and Dresdner RCM which, in their opinion, was reasonably necessary for the Directors to form a judgment as to whether the Proposed Sub-Advisory Agreement would be in the best interests of the Funds and their shareholders.



    In recommending that shareholders approve the Proposed Sub-Advisory Agreement the Directors took into account all factors which they deemed relevant, including: (i) the recent investment performance of the Funds;
(ii) the nature, quality and extent of the portfolio management services furnished by Dresdner RCM to the Funds; (iii) Dresdner RCM's ability to retain and attract capable personnel to serve the Funds; and (iv) the fact the portfolio management services to be provided by Dresdner RCM pursuant to the Proposed Sub-Advisory Agreement would be substantially similar to those provided under the Current Management Contracts.



    In light of such factors, the Directors determined that the Proposed Sub-Advisory Agreement would allow Dresdner RCM to continue to provide high-quality portfolio management services to the Funds.



    As noted above, approval of the Proposed Sub-Advisory Agreement for a Fund will allow the release to Dresdner RCM of investment advisory fees held in escrow under the Current Management Contracts. If the shareholders of any Fund do not approve the Proposed Sub-Advisory Agreement, or approve the Proposed Sub-Advisory Agreement and do not approve the Proposed Advisory Agreement described in Part 2 of this Proxy Statement or the Reorganizations described in
Part 1, the Fund's Current Management Contracts will remain in effect until December 20, 2001 and other services will continue to be provided directly by third parties at the expense of the Fund, as discussed in Item 2. Also, shareholders are being asked to approve Contingent Investment Advisory Agreements between DRCM, Inc., on behalf of each Fund, and Dresdner RCM, as described in Part 5 below.


REQUIRED VOTE.

    Approval of the Proposed Sub-Advisory Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.


THE BOARD OF DIRECTORS OF DRCM FUNDS, INC. RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.


  4. APPROVAL OR DISAPPROVAL OF AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY
                    RELATING TO PORTFOLIO SECURITIES LENDING

    The Directors of DRCM Funds, Inc. propose that shareholders of each Lending Fund (Dresdner RCM MidCap Fund and Dresdner RCM Small Cap Fund) approve an amendment to the Fund's fundamental investment policy to remove the current percentage limit on the value of the Fund's portfolio securities available for lending.

    Securities loans are made to broker-dealers or other institutional investors deemed creditworthy in accordance with standards adopted by the Directors of DRCM Funds, Inc. Such loans are made pursuant to agreements requiring that they be continuously secured by collateral in cash, U.S. Government Securities or other liquid debt or equity securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. Each Lending Fund may invest cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Each Lending Fund will receive any interest paid or dividends declared on the loaned securities, and a fee (in the case of non-cash collateral) or a portion of the interest earned (in the case of cash collateral), less any fees and administrative expenses associated with the loan. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the relevant Lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting those securities. The Lending Fund may also call such loans to sell the securities involved.


    Each Lending Fund is currently permitted to lend up to 10% of its portfolio securities. By removing the limit on portfolio securities lending, the proposal would increase the ability of each Lending Fund to lend out its securities, subject to applicable law, which has been interpreted as limiting securities lending to 33 1/3% of a Fund's total asset value at any one time.



    The risks in lending portfolio securities, as with any extension of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. PALP and Dresdner RCM, as appropriate, will monitor creditworthiness of the counterparties. The Lending Funds are also subject to credit risk associated with fixed income investing since they may invest cash collateral received in portfolio lending transactions directly or indirectly in short-term fixed income investments. Lending portfolio securities also subjects the Lending Funds to the risk, associated with leveraging generally, that the value of a Lending Fund's shares is more volatile than if such Fund did not use leveraging. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of such Fund's portfolio securities. Since the Lending Funds will only engage in securities lending when there is a reasonable prospect for earning additional income for a Fund, the Directors believe that such activities will offer additional opportunities to increase the economic returns to shareholders of each Lending Fund.

REQUIRED VOTE.

    Approval of the amendment to the fundamental lending policy by each Lending Fund will require the affirmative vote of a "majority of the outstanding voting securities" of each such Fund, which means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy.


THE BOARD OF DIRECTORS OF DRCM FUNDS, INC. RECOMMENDS THAT THE SHAREHOLDERS OF EACH LENDING FUND VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO PORTFOLIO SECURITIES LENDING.


  5. APPROVAL OR DISAPPROVAL OF CONTINGENT INVESTMENT ADVISORY AGREEMENTS WITH
                                 DRESDNER RCM.


    The Directors of DRCM Funds, Inc. propose that shareholders of each Fund approve a Contingent Investment Advisory Agreement with respect to such Fund. As noted above, each of the Current Management Contracts expires by its terms after 150 days (on December 20, 2001) as required by federal securities laws. If the Proposed Advisory Agreement and Reorganization of a Fund are not implemented prior to December 20, 2001, approval of the relevant Contingent Investment Advisory Agreement would allow Dresdner RCM to continue to manage the Fund under the current fee structure (described in Part 2 above) while DRCM Funds, Inc. continues to solicit proxies for the Proposed Advisory Agreement and Reorganization of the Fund or, if those proposals are rejected by shareholders, while the Directors of the DRCM Funds, Inc. consider other alternatives for the Fund. Under applicable regulations, approval of a Contingent Investment Advisory Agreement for a Fund would also release to Dresdner RCM the investment advisory fees being escrowed under the Current Management Contract with respect to the Fund.



    The Board of Directors of DRCM Funds, Inc. approved the Contingent Investment Advisory Agreements at an in-person meeting of the Board of Directors held on June 21, 2001. The Board of Directors recommends that shareholders of each Fund approve the relevant Contingent Investment Advisory Agreement. In approving the Contingent Investment Advisory Agreements, the Directors placed particular emphasis on the fact that, effective December 20, 2001, the Funds might otherwise have no investment adviser and on the fact that approval of the Contingent Investment Advisory Agreements would ensure continuity in the management of the Funds.



    The following description of the Contingent Investment Agreements is qualified in its entirety by reference to the form of Contingent Investment Agreement set forth in Appendix D to this Proxy Statement.



PRINCIPAL DIFFERENCES BETWEEN THE CURRENT MANAGEMENT CONTRACTS AND THE
  CONTINGENT INVESTMENT ADVISORY AGREEMENTS.



    Because the Current Management Contracts are, except as required by Rule 15a-4 under the 1940 Act, substantially identical to the Contingent Investment Advisory Agreements as described in Section 2 above, the portfolio management services and administrative services that would be provided by Dresdner RCM in respect of each Fund pursuant to the Contingent Investment Advisory Agreements are the same as those presently being provided to the Funds. Likewise, the Funds would pay Dresdner RCM fees under the Contingent Investment Advisory Agreements identical to those being paid under the Current Management Contracts as described in Section 2 above.



    The Contingent Investment Advisory Agreements would also be substantially identical to the Prior Contracts between Dresdner RCM and DRCM Funds, Inc. described in Section 2 above (i.e., the contracts in place prior to the acquisition of Dresdner Bank by Allianz). The differences between the Current Management Contracts and the Contingent Investment Advisory Agreements are as follows:



    1. TERM. As required by Rule 15a-4, the Current Management Contracts have a term of only 150 days that expires on December 20, 2001 and the contract is not renewable by the Directors alone. The Contingent Investment Advisory Agreements have an initial term ending December 20, 2002, and may thereafter be renewed annually by the Board of Directors of DRCM Funds, Inc.


    2. ESCROWING OF COMPENSATION. Unlike the Current Management Contracts, the fees payable to Dresdner RCM under the Contingent Investment Advisory Agreements are not subject to escrow requirements.

    3. EFFECTIVE DATE. The Contingent Investment Advisory Agreements will be dated as of December 20, 2001 and would go into effect at that time if, but only if, the Proposed Advisory Agreements and the Reorganizations have not been implemented.


    4. TERMINATION. As required by Rule 15a-4, each of the Current Management Contracts is terminable, without the payment of any penalty, by a vote of the Directors or a majority of the outstanding voting securities of the Fund, upon 10 calendar days' written notice to Dresdner RCM. Each of the Contingent Investment Advisory Agreements is terminable without the payment of any penalty on 60 days' written notice to Dresdner RCM by a vote of the Directors or a vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy.


REQUIRED SHAREHOLDER VOTE.


    Approval of the Contingent Investment Advisory Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy. If neither the Contingent Investment Advisory Agreements nor the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement described in Parts 2 and 3 above are approved, the Directors of DRCM Funds, Inc. will take such further action as they deem to be in the best interests of the shareholders of the Funds.



    THE BOARD OF DIRECTORS OF DRCM FUNDS, INC. RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE CONTINGENT INVESTMENT ADVISORY AGREEMENTS.


                             6. OTHER INFORMATION.

ALLIANZ/DRESDNER TRANSACTION.


    On July 23, 2001, Allianz acquired substantially all of the outstanding shares of capital stock of Dresdner Bank, the ultimate parent company of Dresdner RCM, to create an integrated financial services firm (the "Allianz/Dresdner Transaction"). Under the terms of the Allianz/Dresdner Transaction, Allianz purchased shares from the shareholders of Dresdner Bank for cash and stock valued at 53.13 Euros (approximately US $46.32) per Dresdner Bank share. The Transaction makes Allianz one of the world's largest asset managers, with over US $1 trillion in assets under management.



    Allianz is an international financial services company organized under the laws of Germany. The company's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US $371.9 billion
(440.0 billion Euros), net income for the year ended December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended
December 31, 2000 of US $65.0 billion (76.9 billion Euros). Allianz is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment they have held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz, it is presumed to "control" Allianz within the meaning of the 1940 Act. However, Dresdner RCM has informed the New Funds that, consistent with past practice, Munich Re is not expected to be involved in the management of Dresdner RCM. The principal executive offices of Munich Re are located at 80791 Munich, Germany.


THE PF:MMS TRUST.


    The PF:MMS Trust is a Massachusetts business trust registered as an investment company under the 1940 Act. The PF:MMS Trust was organized on August 24, 1990. The principal executive offices of the PF:MMS Trust are located at 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, telephone:
800-927-4648. The PF:MMS Trust currently offers over 20 series (primarily equity funds) with assets of approximately $9.5 billion as of the date of this Proxy.



    The business of the PF:MMS Trust is managed under the direction of a Board of Trustees. The Trustees and officers of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.



                           POSITION(S) WITH THE
NAME, ADDRESS AND AGE          PF:MMS TRUST         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------     -----------------------   --------------------------------------------------
E. Philip Cannon          Trustee                   Proprietor, Cannon & Company, an affiliate of
3838 Olympia                                        Inverness Management LLC (a private equity
Houston, TX 77019                                   investment firm). Director, PIMCO Commercial
Age 60                                              Mortgage Securities Trust, Inc.; Trustee, PIMCO
                                                    Variable Insurance Trust; Trustee of PIMCO Funds:
                                                    Multi-Manager Series. Formerly, Headmaster,
                                                    St. John's School, Houston, Texas; Trustee of
                                                    PIMCO Advisors Funds ("PAF").

Donald P. Carter          Trustee                   Formerly, Trustee of PAF, Chairman, Executive Vice
434 Stable Lane                                     President and Director, Cunningham &
Lake Forest, IL 60045                               Walsh, Inc., Chicago, an advertising agency;
Age 74                                              Chairman and Director, Moduline Industries, Inc.,
                                                    a manufacturer of commercial windows and curtain
                                                    walls.

                           POSITION(S) WITH THE
NAME, ADDRESS AND AGE          PF:MMS TRUST         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------     -----------------------   --------------------------------------------------
Gary A. Childress         Trustee                   Private investor. Formerly, Chairman and Director,
11 Longview Terrace                                 Bellefonte Lime Company, Inc., a calcitic lime
Madison, CT 06443                                   producer, and partner in GenLime, L.P., a
Age 67                                              dolomitic lime producer, which filed a petition in
                                                    bankruptcy within the last five years. Formerly,
                                                    Trustee of PAF.

W. Bryant Stooks          Trustee                   President, Bryant Investments, Ltd.; President,
9701 E. Happy Valley Rd.                            Ocotillo At Price, LLC; Director, American
# 15                                                Agritec LLC, a manufacturer of hydrophonics
Scottsdale, AZ 85255                                products; and Director, Valley Isle
Age 61                                              Excursions, Inc., a tour operator. Formerly,
                                                    Trustee of PAF, President, Senior Vice President,
                                                    Director and Chief Executive Officer, Archirodon
                                                    Group Inc., an international construction firm;
                                                    Partner, Arthur Andersen & Co.

Gerald M. Thorne          Trustee                   Director, VPI Inc., a plastics company, and
5 Leatherwood Lane                                  American Orthodontics Corp. Formerly, Trustee of
Savannah, GA 31414                                  PAF, Director, Kaytee, Inc., a birdseed company;
Age 63                                              President and Director, Firstar National Bank of
                                                    Milwaukee; Chairman, President and Director,
                                                    Firstar National Bank of Sheboygan; Director,
                                                    Bando-McGlocklin, a small business investment
                                                    company.

Stephen J. Treadway*      Trustee,President and     Managing Director, PIMCO Advisors; Managing
2187 Atlantic Street      Chief Executive Officer   Director and Chief Executive Officer, PIMCO Funds
Stamford, CT 06902                                  Distributors LLC ("PFD"); Chairman, President,
Age 54                                              Trustee, PIMCO Corporate Income Fund; Chairman,
                                                    Fixed Income SHares; Trustee, Chairman and
                                                    President, OCC Cash Reserves, Inc., OCC
                                                    Accumulation Trust, PIMCO Municipal Income Fund,
                                                    PIMCO California Municipal Income Fund and PIMCO
                                                    New York Municipal Income Fund; Chairman,
                                                    Municipal Advantage Fund, Inc.; President, The
                                                    Emerging Markets Income Fund, Inc., The Emerging
                                                    Markets Income Fund II, Inc., The Emerging Markets
                                                    Floating Rate Fund, Inc., Global Partners Income
                                                    Fund, Inc., Municipal Partners Fund, Inc. and
                                                    Municipal Partners Fund II, Inc. Formerly,
                                                    Trustee, President and Chief Executive Officer of
                                                    Cash Accumulation Trust; Chairman, The Central
                                                    European Value Fund, Inc.; Executive Vice
                                                    President, Smith Barney Inc.

                           POSITION(S) WITH THE
NAME, ADDRESS AND AGE          PF:MMS TRUST         PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------     -----------------------   --------------------------------------------------
Newton B. Schott, Jr.     Vice President and        Managing Director, Chief Administrative Officer,
2187 Atlantic Street      Secretary                 Secretary and General Counsel, PFD; Senior Vice
Stamford, CT 06902                                  President - Mutual Fund Division, PIMCO Advisors;
Age 59                                              Vice President and Secretary, PIMCO Corporate
                                                    Income Fund, PIMCO Municipal Income Fund, PIMCO
                                                    New York Municipal Income Fund and PIMCO
                                                    California Municipal Income Fund; Executive Vice
                                                    President and Secretary, The Emerging Markets
                                                    Income Fund, Inc., The Emerging Markets Income
                                                    Fund II, Inc., The Emerging Markets Floating Rate
                                                    Fund, Inc., Global Partners Income Fund, Inc.,
                                                    Municipal Partners Fund, Inc. and Municipal
                                                    Partners Fund II, Inc.; President, Municipal
                                                    Advantage Fund, Inc.; Secretary, Fixed Income
                                                    SHares. Formerly, Vice President and Clerk, PIMCO
                                                    Advisors Funds and Cash Accumulation Trust.

Jeffrey M. Sargent        Senior Vice President     Senior Vice President, PIMCO. Senior Vice
Age 38                                              President, PIMCO Commercial Mortgage Securities
                                                    Trust, Inc. and PIMCO Variable Insurance Trust;
                                                    Vice President, PIMCO Funds: Multi-Manager Series.
                                                    Formerly, Vice President, PIMCO.

Henrik P. Larsen          Vice President            Vice President and Manager, Fund Administration,
Age 31                                              PIMCO. Vice President, PIMCO Commercial Mortgage
                                                    Securities Trust, Inc., PIMCO Variable Insurance
                                                    Trust and PIMCO Funds: Multi-Manager Series.
                                                    Formerly, Manager, PIMCO.

John P. Hardaway          Treasurer                 Senior Vice President, PIMCO. Treasurer, PIMCO
Age 44                                              Commercial Mortgage Securities Trust, Inc., PIMCO
                                                    Variable Insurance Trust and PIMCO Funds:
                                                    Multi-Manager Series. Formerly, Vice President,
                                                    PIMCO.

Garlin G. Flynn           Assistant Secretary       Specialist, Pacific Investment Management;
Age 55                                              Secretary, PIMS, PVIT and PCM. Formerly, Senior
                                                    Fund Administrator, Pacific Investment Management;
                                                    Senior Mutual Fund Analyst, PIMCO Advisors
                                                    Institutional Services.


------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

PALP.


    PALP provides investment supervisory and administrative services to institutional and individual clients, including the PIMCO Funds. PALP and its subsidiary partnerships and limited liability companies had approximately
$284 billion of assets under management as of September 30, 2001. PALP's address is

1345 Avenue of the Americas, New York, New York 10105. PALP was organized as a limited partnership under Delaware law in 1987. Its sole general partner is Allianz-Paclife Partners LLC. The address of Allianz-Paclife Partners LLC is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC is a wholly-owned subsidiary of Allianz Asset Management of America LLC, which is a wholly-owned subsidiary of Allianz of America, Inc., which is a wholly-owned subsidiary of Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Mutual Holding Company is a Newport Beach, California-based insurance holding company. Allianz AG is a German-based insurance and financial services holding company. Pacific Mutual Holding Company is a Newport Beach, California-based insurance holding company.



    In connection with the acquisition of PALP by Allianz, Allianz of America, Inc. entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PALP. The put option held by Pacific Life allows it to require Allianz of America, on the last business day of each calendar quarter, to buy from Pacific Life, at a formula-based price, all of the PALP units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PALP units owned directly or indirectly by Pacific Life.


    The following table lists information regarding the principal executive officers and functional equivalents of directors of PALP. Unless otherwise indicated, the address of the persons listed below is 888 San Clemente Drive, Newport Beach, California 92660.


NAME                                     POSITION WITH PALP                      PRINCIPAL OCCUPATION
----                       -----------------------------------------------       --------------------
Joachim Faber, Dr.         Chief Executive Officer and Member of the             Position with PALP
                           Management Board

Udo Frank                  Managing Director                                     Managing Director
                                                                                 and Chief Investment
                                                                                 Officer, Allianz
                                                                                 Asset Advisory and
                                                                                 Management GmbH

Robert M. Fitzgerald       Executive Vice President and Chief Financial          Position with PALP
                           Officer

David C. Flattum           Managing Director and General Counsel                 Position with PALP

Kenneth M. Poovey          Managing Director                                     Position with PALP.

Stephen J. Treadway        Managing Director                                     Position with PALP

James C. Ward              Executive Vice President, Human Resources             Position with PALP

Stewart A. Smith           Secretary                                             Position with PALP

    The following table provides information regarding the other funds for which PALP serves as investment adviser with similar investment objectives and policies as the Funds:


                                                              NET ASSETS (IN
                                                              MILLIONS) AS OF
OTHER FUNDS WITH SIMILAR OBJECTIVES                              06/30/01       ADVISORY FEE RATE
-----------------------------------                           ---------------   -----------------
PIMCO FUNDS: MULTI-MANAGER SERIES
Growth Fund                                                      $1,854.6             0.50%
Select Growth Fund                                               $   49.5             0.60%
Opportunity Fund                                                 $  465.7             0.65%
Innovation Fund                                                  $2,614.8             0.65%
Global Innovation Fund                                           $  251.1             1.00%
Healthcare Innovation Fund                                       $    2.5             0.70%
Select International Fund                                        $   94.0             0.75%
Structured Emerging Markets Fund                                 $   27.1             0.45%
Tax-Efficient Structured Emerging Markets Fund                   $   74.2             0.45%

PIMCO FUNDS ASSET ALLOCATION SERIES
60/40 Portfolio*                                                 $   21.5             0.00%


------------------------


* The Portfolio does not pay any fees to PALP under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PALP. The Portfolio does, however, indirectly pay its proportionate share of the advisory fees paid to PALP and PIMCO by the underlying funds in which the Portfolio invests.


DRESDNER RCM.

    Dresdner RCM is a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. Dresdner RCM is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. Dresdner RCM was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.


    Dresdner RCM is wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). US Holdings, a registered investment adviser, is wholly owned by Dresdner Bank, which, as of July 23, 2001, is a subsidiary of Allianz.



    The following table lists information regarding the principal executive officers and functional equivalents of directors of Dresdner RCM. Unless otherwise indicated, the address of the persons listed below is Four Embarcadero Center, San Francisco, California 94111.



NAME AND ADDRESS                POSITION WITH DRESDNER RCM           PRINCIPAL OCCUPATION
----------------           -------------------------------------  --------------------------
William L. Price           Chairman of Board of Managers; Senior  Position with Dresdner RCM
                           Managing Director; and Global Chief
                           Investment Officer

Gerhard Eberstadt          Member of Board of Managers            Member of Board of
Jurgen-Ponto-Platz 1                                              Managers, Dresdner
D-60301 Frankfurt-am-Main                                         Bank AG
Germany

NAME AND ADDRESS                POSITION WITH DRESDNER RCM           PRINCIPAL OCCUPATION
----------------           -------------------------------------  --------------------------
George N. Fugelsang        Member of Board of Managers            President/Chief Executive
75 Wall Street                                                    Officer/Chairman, Dresdner
New York, NY                                                      Kleinwort Wasserstein
                                                                  Securities LLC

Susan C. Gause             Member of Board of Managers; Chief     Position with Dresdner RCM
                           Executive Officer; and Senior
                           Managing Director

Luke D. Knecht             Member of Board of Managers and        Position with Dresdner RCM
                           Managing Director

Joachim Madler             Member of Board of Managers and        Deputy Chief Executive
Jurgen-Ponto-Platz 1       Managing Director                      Officer, Allianz Dresdner
D-60301 Frankfurt-am-Main                                         Asset Management
Germany


    There are no other funds for which Dresdner RCM serves as investment adviser with similar investment objectives and policies as the Funds.

FDI.

    FDI provides mutual fund distribution services to registered investment companies, including the Funds, and is an indirect wholly owned subsidiary of The BISYS Group, Inc., which is not affiliated with DRCM Funds, Inc. or Dresdner RCM. FDI's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

PFD.


    PFD provides mutual fund distribution services to registered investment companies, including the PIMCO Mutual Funds. For the fiscal years ended
June 30, 2001 and March 31, 2001, respectively, the PF:MMS Trust and the PIMS Trust paid the Distributor $24,271,814 and $14,039,941, respectively, for its services as distributor of shares of the Trusts. PFD's address is 2187 Atlantic Street, Stamford, CT 06092.


INDEPENDENT PUBLIC ACCOUNTANTS.


    PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago IL, 60606, presently serves as independent public accountants for each series of DRCM Funds, Inc., the PF:MMS Trust and PIMS Trust. The Trustees of PF:MMS Trust, including the Independent Trustees, have selected PricewaterhouseCoopers LLP as independent public accountants for each New Fund for its fiscal year ending June 30, 2002. Shareholders of the Funds are not being asked to approve or ratify the selection of independent public accountants at the Meeting.


    If requested by any Fund shareholder in writing addressed to and received by the Secretary of DRCM Funds, Inc., at least five days prior to the Meeting, a representative of the Funds' accountants will attend the Meeting and will have the opportunity to make a statement if desired and to respond to appropriate questions.


AFFILIATED BROKERS.



    As discussed above, Dresdner RCM is an indirect wholly owned subsidiary of Dresdner Bank AG and an indirect wholly owned subsidiary of Allianz AG. PIMCO Advisors' sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company, and Pacific Asset Management

LLC, a Delaware limited liability company. PIMCO Holding LLC's sole member is Allianz Asset Management of America LLC, a Delaware limited liability company which is a wholly-owned subsidiary of Allianz of America, Inc., which in turn is a wholly-owned subsidiary of Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Certain broker-dealers, including Dresdner Kleinwort Wasserstein Securities LLC ("Dresdner Kleinwort Wasserstein") and other subsidiaries of Dresdner Bank AG, may be affiliates of Dresdner RCM and PALP (collectively, the "Affiliated Brokers"). Dresdner RCM believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Affiliated Brokers. Accordingly, Dresdner RCM intends to execute brokerage transactions on behalf of the Funds through the Affiliated Brokers, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.



    In all such cases, the Affiliated Brokers will act as agent for the Funds, and Dresdner RCM will not enter into any transaction on behalf of the Funds in which an Affiliated Broker is acting as principal for its own account. In connection with such agency transactions, the Affiliated Brokers will receive compensation in the form of brokerage commissions separate from Dresdner RCM's management fee. Dresdner RCM's policy is that such commissions must be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to an Affiliated Broker must be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.


EXPENSES OF REORGANIZATIONS/PROXY SOLICITATION.


    All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with this Proxy Statement and the consummation of the transactions contemplated by the Plan will be paid for by Allianz. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of
Section 851 of the Code.


INVESTMENT DECISIONS.

    Investment decisions for the Funds and for other investment advisory clients of Dresdner RCM and its affiliates are made with a view to achieving the client's investment objectives. Although Dresdner RCM is affiliated with PALP and its subsidiaries, they are expected to operate independently in providing services to their respective clients. Investment decisions made by Dresdner RCM are the product of many factors in addition to basic suitability for the particular clients involved. Thus, for example, a particular security may be bought or sold for certain clients of Dresdner RCM, even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of Dresdner RCM is equitable to each client and in accordance with the total amount of such security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES.

    In selecting the broker or dealer to be used in each specific transaction, Dresdner RCM uses its best judgment to choose the broker most capable of providing the services necessary to obtain the best execution of that transaction, and evaluates a wide range of criteria, including any or all of the following:

the broker's commission rate, promptness, reliability and quality of executions, and other factors affecting the overall benefit to be received by a Fund in the transaction.


    Subject to the requirement of seeking the best execution, Dresdner RCM may
(1) effect transactions through a broker that has provided investment information and research services to Dresdner RCM, (2) in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker that has provided investment information to Dresdner RCM,
(3) place orders with brokerage firms that have sold shares of the Funds, and
(4) execute brokerage transactions on behalf of the Funds through brokers affiliated with Dresdner, as described above under "Affiliated Brokers."


    In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by Dresdner RCM. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when Dresdner RCM believes that to do so will be in the best interest of the Fund or Funds.


CERTAIN DIRECTORS AND OFFICERS OF DRCM FUNDS, INC.



    The names of each officer and Director of DRCM Funds, Inc. (and his or her position with DRCM Funds, Inc.) who is an officer, employee, director, general partner or shareholder of Dresdner RCM are: Robert J. Goldstein (President), Karin L. Brotman (Vice President, Secretary), Jennie W. Klein (Vice President, Treasurer), Emily Staats-Williams (Assistant Secretary), Steven L. Wong (Assistant Treasurer) and Glen M. Wong (Assistant Treasurer).



    By virtue of these holdings and their respective positions with Dresdner RCM, each of these persons may be deemed to have substantial interest in the matters set forth in Parts 1, 2, 3 and 5 of this Proxy Statement.


OUTSTANDING SHARES AND CERTAIN BENEFICIAL OWNERSHIP OF SHARES.

    The number of shares of each Fund issued and outstanding on the Record Date was as follows:


                                                            NUMBER OF ISSUED AND
NAME OF FUND                                                 OUTSTANDING SHARES
------------                                                --------------------
Dresdner RCM Large Cap Growth Fund                                 9,397,834

Dresdner RCM Tax Managed Growth Fund                                 807,388

Dresdner RCM MidCap Fund                                         222,356,145

Dresdner RCM Small Cap Fund                                       20,983,501

Dresdner RCM Biotechnology Fund                                   22,541,756

Dresdner RCM Balanced Fund                                         3,561,896

Dresdner RCM Global Small Cap Fund                                 1,069,270

Dresdner RCM Global Technology Fund                               13,043,780

Dresdner RCM Global Health Care Fund                              10,376,507

Dresdner RCM International Growth Equity Fund                     11,089,854

Dresdner RCM Emerging Markets Fund                                   746,560

Dresdner RCM Europe Fund                                           4,625,299

Dresdner RCM Global Equity Fund                                      135,748

    As of the Record Date, DRCM Funds, Inc. believes that the Directors and officers of DRCM Funds, Inc. as a group owned beneficially less than 1% of the outstanding shares of any class of each Fund and DRCM Funds, Inc. as a whole. As of the close of business on the Record Date, the following persons beneficially owned 5% or more of the outstanding shares of the following Funds:



                                  NAME AND ADDRESS OF           NUMBER OF      PERCENTAGE OF
NAME OF FUND                        BENEFICIAL OWNER              SHARES     OUTSTANDING SHARES
------------              ------------------------------------  ----------   ------------------
Dresdner RCM Large Cap    Charles Schwab Company                 3,255,899         34.65%
  Growth Fund             FBO Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                          National Financial Services Corp         859,463          9.15%
                          For Exclusive Benefit of Customers
                          200 Liberty St
                          1 World Financial Center
                          New York, NY 10281-1003

                          Reed Elsevier US Salary Investment       683,165          7.27%
                          Plan 401 K
                          State Street Bank & Trust TTEE
                          105 Rosemont Rd
                          Westwood, MA 02090-2318

Dresdner RCM              Charles Schwab Company                   217,772         26.97%
  Tax Managed             FBO Customers
  Growth Fund             101 Montgomery St
                          San Francisco, CA 94104-4122

                          Clients of Dresdner Bank AG              100,000         12.39%
                          Investment Management Institutional
                          Asset Management Division
                          Jurgen-Ponto-Platz
                          60301 Frankfurt
                          Germany

                          Madre Lode LLC                            66,094          8.19%
                          731 Madre St
                          Pasadena, CA 91107-5662

                                  NAME AND ADDRESS OF           NUMBER OF      PERCENTAGE OF
NAME OF FUND                        BENEFICIAL OWNER              SHARES     OUTSTANDING SHARES
------------              ------------------------------------  ----------   ------------------
Dresdner RCM              The Boeing Co. Employee Retirement    34,898,905         15.70%
  MidCap Fund             Plan Trust
                          Boeing World Hq Mc 5003-3015
                          100 N Riverside #105
                          Chicago, IL 60606-1596

                          Chevron Corp Annuity Trust            21,283,640          9.57%
                          Chevron Corporation
                          6001 Bollinger Canyon Rd
                          San Ramon, CA94583-2398

                          Northern Trust Trustee For            20,126,344          9.05%
                          Tektronix Master Trust- Pension
                          14200 Karl Braun Dr
                          Po Box 500 M/S 55-544
                          Beaveton, OR 97077-0500

                          National Electrical Benefit Fund      15,773,077          7.09%
                          1125 15th St NW Rm 401
                          Washington, DC 20005-2775

                          UFCW                                  14,147,894          6.36%
                          Northern CA Employers
                          Jt Pension Plan
                          190 North Wiget Lane
                          Walnut Creek, CA 94598-0990

                          Abbott Laboratories Annuity           13,505,416          6.07%
                          Retirement Trust Fund
                          1 Abbott Park Rd
                          D310, Ap6d/2
                          Abbott Park, IL 60064

                          Northrop Savings Fund                 12,844,598          5.78%
                          2301 W 120th St
                          Hawthorne, CA 90250-3319

Dresdner RCM              Chevron Corp Annuity Trust             3,075,701         14.66%
  Small Cap Fund          Chevron Corporation
                          6001 Bollinger Canyon Rd
                          San Ramon, CA 94583-2398

                          Richard & Rhoda Goldman Fund           2,029,995          9.67%
                          79 Stevenson St Ste 960
                          San Francisco, CA 94105-2924

                          Hughes Aircraft M/S/T                  1,863,515          8.88%
                          Hughes Investment Managment Co
                          PO Box 2458
                          Culver City, CA 90231-2458

                          US Shoe Pension Trust Fund             1,595,522          7.60%
                          Luxottica Group
                          8650 Governor's Hill Dr
                          Cincinnati, OH 45249-1386

                                  NAME AND ADDRESS OF           NUMBER OF      PERCENTAGE OF
NAME OF FUND                        BENEFICIAL OWNER              SHARES     OUTSTANDING SHARES
------------              ------------------------------------  ----------   ------------------
Dresdner RCM              Charles Schwab Company                 9,687,209         42.97%
  Biotechnology Fund      FBO Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                          National Financial Services Corp       5,028,856         22.31%
                          For Exclusive Benefit Of Customers
                          200 Liberty St
                          1 World Financial Center
                          New York, NY 10281-1003

                          National Investor Services Corp        1,194,233          5.30%
                          For The Exclusive Benefit Of
                          Customers
                          55 Water Street
                          New York, NY 10041-0004

Dresdner RCM              American Express Trust Company         2,087,050         58.59%
  Balanced Fund           FBO American Express Trust
                          Retirement Services Plans
                          50534 Axp Financial Ctr
                          Minneapolis, MN 55474-0505

                          Pacific NW Employers Pension Plan      1,423,842         39.97%
                          3747 Market Street NE
                          Salem, OR 97301-1828

Dresdner RCM Global       National Financial Services Corp         280,591         26.24%
  Small Cap Fund          For Exclusive Benefit Of Customers
                          200 Liberty St
                          1 World Financial Center
                          New York, NY 10281-1003

                          Charles Schwab Company                   271,569         25.40%
                          FBO Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                          Dean Witter Discover & Co                175,936         16.45%
                          Pension Plan Trust
                          333 Market St.
                          San Francisco, CA 94105-2126

Dresdner RCM Global       Charles Schwab Company                 4,433,788         33.99%
  Technology Fund         FBO Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                          National Financial Services Corp       2,605,833         19.98%
                          For Exclusive Benefit Of Customers
                          200 Liberty St
                          1 World Financial Center
                          New York, NY 10281-1003

                                  NAME AND ADDRESS OF           NUMBER OF      PERCENTAGE OF
NAME OF FUND                        BENEFICIAL OWNER              SHARES     OUTSTANDING SHARES
------------              ------------------------------------  ----------   ------------------
Dresdner RCM Global       Charles Schwab Company                 4,904,104         47.26%
  Health Care Fund        FBO Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                          National Financial Services Corp       2,697,310         25.99%
                          For Exclusive Benefit Of Customers
                          200 Liberty St
                          1 World Financial Center
                          New York, NY 10281-1003

                          National Investor Services Corp          535,528          5.16%
                          For The Exclusive Benefit Of Cust
                          55 Water Street
                          New York, NY 10041-0004

Dresdner RCM              JM Family Enterprises Assoc            1,909,981         17.22%
  International Growth    Profit Sharing Plan
  Equity Fund             100 NW 12th Ave
                          Deerfield Beach, FL 33442-1702

                          Northern Trust Cust                      963,917          8.69%
                          FBO McDonald's Corp
                          Profit Sharing Master Trust
                          2111 McDonalds Dr
                          Oak Brook, IL 60523-1928

                          Charles Schwab Company                   839,221          7.57%
                          FBO Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                          Wausau-Mosinee Paper Corp                614,993          5.55%
                          Master Pension Trust
                          1244 Kronenwetter Dr
                          Mosinee, WI 54455-9099

Dresdner RCM Emerging     Clients of Dresdner Bank AG              300,000         40.18%
  Markets Fund            Investment Management Institutional
                          Asset Management Division
                          Jurgen-Ponto-Platz
                          60301 Frankfurt
                          Germany

                          National Financial Services Corp         200,418         26.85%
                          For Exclusive Benefit Of Customers
                          200 Liberty St
                          1 World Financial Center
                          New York, NY 10281-1003

                          Charles Schwab Company                   151,018         20.23%
                          FBO Customers
                          101 Montgomery St
                          San Francisco, CA 94104-4122

                                  NAME AND ADDRESS OF           NUMBER OF      PERCENTAGE OF
NAME OF FUND                        BENEFICIAL OWNER              SHARES     OUTSTANDING SHARES
------------              ------------------------------------  ----------   ------------------
Dresdner RCM              Charles Schwab Company                 1,154,329         24.96%
  Europe Fund             101 Montgomery St
                          San Francisco, CA 94104-4122

                          National Financial Services Corp         438,694          9.48%
                          For Exclusive Benefit of Customers
                          Attn Mutual Funds 5th Fl
                          200 Liberty St
                          1 World Financial Center
                          New York, NY 10281-1003

                          Marshcove & Co                           350,105          7.57%
                          c/o State Street Bank & Trust
                          PO Box 5756
                          Boston, MA 02206-0001

                          Smith Barney Inc                         236,125          5.11%
                          333 W 34th St Fl 7
                          New York, NY 10001-2483

Dresdner RCM Global       Clients of Dresdner Bank AG              135,748           100%
  Equity Fund             Investment Management Institutional
                          Asset Management Division
                          Jurgen-Ponto-Platz
                          60301 Frankfurt
                          Germany


SOLICITATION OF PROXIES.


    In addition to solicitation of proxies by mail, officers of DRCM Funds, Inc. and officers and employees of Dresdner RCM or PALP, affiliates of Dresdner RCM or PALP, or other representatives of DRCM Funds, Inc. may also solicit proxies by telephone or the internet or in person. DRCM Funds, Inc. has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004, to aid in the solicitation of proxies. The costs of retaining Georgeson and other expenses incurred in connection with the solicitation of proxies will be borne by Allianz.



PROXY AUTHORIZATION PROCEDURES.



    You can authorize a proxy by mail, phone or internet.



    - To authorize a proxy by mail, sign and send us the enclosed Proxy card in the envelope provided.



    - To authorize a proxy by phone, call us toll-free at 888-897-9267.



    - To authorize a proxy electronically, visit our website at www.proxyvote.com.



    If you authorize a proxy by phone or electronically, DRCM Funds, Inc. or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the proxy authorization.


QUORUM AND METHODS OF TABULATION.

    One-third of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for such Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by DRCM Funds, Inc. as tellers (the "Tellers") for the Meeting.

    For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the proposals, as well as shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). With respect to all of the proposals described herein, abstentions and broker non-votes have the same effect on the outcome of the proposal as a negative vote.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF
  SHAREHOLDERS.


    The DRCM Charter and DRCM Bylaws do not provide for annual meetings of shareholders and DRCM Funds, Inc. does not currently intend to hold such a meeting for holders of existing classes of shares in 2002. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the DRCM Funds, Inc. shareholders must be received by DRCM Funds, Inc. a reasonable period of time prior to any such meeting. If the proposed restructuring is accomplished in its entirety, it is expected that DRCM Funds, Inc. will be dissolved in the year 2002, after which there would be no subsequent meetings of the shareholders of DRCM Funds, Inc.


ADJOURNMENT.

    If sufficient votes in favor of any of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the discretion of the persons named as proxies, it is advisable to defer action on one or more proposals but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any such additional solicitation and of any adjourned session will be borne by Allianz. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

OTHER MATTERS.

    DRCM Funds, Inc. is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.


October 24, 2001.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    This Agreement and Plan of Reorganization (the "Agreement") is made as of
          , 2001 by and between Dresdner RCM Global Funds, Inc., a Maryland corporation ("DRCM"), on behalf of each of its series listed on Schedule A hereto (each, an "Acquired Fund") and PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust") on behalf of each of its series listed on Schedule A hereto (each, an "Acquiring Fund").

                             PLAN OF REORGANIZATION

    (a) This Agreement has been executed by DRCM and the MMS Trust on behalf of each respective Acquired Fund or Acquiring Fund, as the case may be, and each such Acquired Fund or Acquiring Fund shall be deemed to have entered into a wholly separate agreement relating exclusively to the reorganization contemplated hereby with respect to the corresponding Acquiring Fund or Acquired Fund set forth opposite such fund on Schedule A hereto. Such Acquired Fund or Acquiring Fund shall be considered the Acquired Fund or Acquiring Fund, as the case may be, for all such purposes of such separate agreement and in no event shall such fund have any responsibility for any obligation on the part of any other fund arising under such other fund's separate agreement.


    (b) Prior to the Exchange Date (as defined in Section 6), DRCM shall execute and file Articles of Transfer with respect to the transactions contemplated hereby with the State Department of Assessments and Taxation of Maryland. The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the "Institutional Class Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class I shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the "Class D Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class N shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class N shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Institutional Class Merger Shares and the Class D Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").


    (c) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class I and Class N shareholders of record as of the Exchange Date Institutional Class and Class D Merger Shares, each shareholder being entitled to receive that proportion of such Institutional Class and Class D Merger Shares which the number of Class I and Class N shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Institutional Class and Class N shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.


    (d) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, DRCM shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland and shall take, in accordance with applicable law, all other steps as shall be necessary and proper to effect a complete dissolution of DRCM. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.


                                   AGREEMENT

    The Acquiring Fund and the Acquired Fund agree as follows:

    1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

        a. The Acquiring Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust or any Acquiring Fund. Each of the MMS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

        b. The MMS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        c. There are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened against the MMS Trust or the Acquiring Fund, which assert liability on the part of the MMS Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        d. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

        e. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust's officers, are required to be filed by the Acquiring Fund and will have paid all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

        f. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

        g. The definitive proxy statement of the Acquired Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the date of such filing
    (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a), the Acquired Fund Proxy Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Proxy Statement and any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Acquiring Fund and the MMS Trust for use in the Acquired Fund Proxy Statement and any supplement or amendment thereto.

        h. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Acquired Fund Proxy Statement or the registration statement of the MMS Trust.

        i. The Acquiring Fund has no shares of beneficial interest issued and outstanding.

        j. The Acquiring Fund was established by the Trustees of the MMS Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be a regulated investment company for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies as a regulated investment company under the Code.

        k. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

        l. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

        m. All issued and outstanding shares of the Acquiring Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

    2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

        a. The Acquired Fund is a series of shares of DRCM, a Maryland corporation duly established and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out this Agreement. DRCM is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund or DRCM. Each of DRCM and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

        b. DRCM is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

        c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2000 will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

        d. The DRCM Prospectuses and statements of additional information, each dated April 30, 2001, and each as from time to time amended or supplemented (collectively, the "DRCM Prospectus"), previously furnished to the Acquiring Fund do not contain as of such date and do not contain, with respect to DRCM and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        e. There are no material legal, administrative or other proceedings pending or, to the knowledge of DRCM or the Acquired Fund, threatened against DRCM or the Acquired Fund, which assert liability on the part of DRCM or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the registration statement of DRCM or the Acquired Fund Proxy Statement.

        g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund's statement of assets and liabilities as of December 31, 2000 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2000 whether or not incurred in the ordinary course of business.

        h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of DRCM's officers, are required to have been filed by the Acquired Fund and will have paid all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.


        i. At the Exchange Date, DRCM, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever (other than customary liens of custodians for fees) and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2000 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.


        j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

        k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this

    Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

        l.  The Acquired Fund Proxy Statement, on the date of its filing
    (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and any supplement or amendment thereto, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement and any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement and any supplement or amendment thereto.

        m. The Acquired Fund has met, and at all times through the Exchange Date will meet the applicable requirements for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

        n. To the best of its knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

        o. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares other than the Acquired Fund's dividend reinvestment plan, nor is there outstanding any security convertible into any of the Acquired Fund shares other than by exchange from other series of DRCM.

    3.  REORGANIZATION.

        a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent, in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for Class I and Class N shares of the Acquired Fund.

        b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

        c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

    4. EXCHANGE DATE; VALUATION TIME. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class I shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class I shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (ii) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class N shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class N shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

        a. The net asset value of the Institutional Class Merger Shares and Class D Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class I and Class N shares of the Acquired Fund, and the value of the liabilities attributable to the Class I and Class N shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

        b. The net asset value of the Institutional Class Merger Shares and Class D Merger Shares shall be computed in the manner set forth in the prospectuses and statements of additional information of the MMS Trust, each
    dated        , 2001, and each as from time to time amended or supplemented
    (collectively, the "MMS Prospectus"). The value of the assets and liabilities of the Class I and Class N shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

        c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

        d. The Acquiring Fund shall deliver the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

        e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

    5.  EXPENSES, FEES, ETC.

        a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by Dresdner RCM Global Investors LLC and its affiliates; and that Allianz AG by countersigning this Agreement, agrees that Allianz AG will bear any and all costs and expenses in connection with the transaction incurred by the Acquired Fund or the Acquiring Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

        b. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.


    6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, as of the close of business on December 7, 2001, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."


    7.  MEETING OF SHAREHOLDERS; DISSOLUTION.

        a. DRCM, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the date of filing of the Acquired Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.


        b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in DRCM's charter in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution or its serving as nominee for the Acquiring Fund.


    8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

        a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by DRCM's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2000 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

        b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by DRCM's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

        c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from DRCM's independent accountants, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund
    (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended December 31, 2000, and for any taxable year or period beginning on January 1, 2001 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

        d. That there shall not be any material litigation or other legal proceeding pending with respect to the matters contemplated by this Agreement.

        e. That the Acquiring Fund shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) DRCM is a Maryland corporation duly formed, is in good standing and is validly existing under the laws of the State of Maryland and has the power to own all its properties and to carry on its business as presently conducted, it being understood that with respect to Maryland law, such counsel may rely upon an opinion of Maryland counsel; (ii) this Agreement has been duly authorized, executed and delivered by DRCM on behalf of the Acquired Fund and, assuming that the Acquired Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of DRCM and the Acquired Fund; (iii) DRCM, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate DRCM's charter or Bylaws, it being understood that with respect to investment restrictions contained in DRCM's charter, Bylaws or then-current prospectuses or statements of additional information, such counsel may rely upon a certificate of an officer of DRCM whose responsibility it is to advise DRCM and the Acquired Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by DRCM on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.


        f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes:
    (i) the transactions contemplated by this Agreement will constitute a reorganization and the Acquiring Fund and the Acquired Fund will each be a party to the reorganization; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares;
    (iii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in
    Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

        g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the MMS Prospectus in effect on the Exchange Date, may not properly acquire.

        h. That DRCM shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

        i. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of DRCM, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

        j. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

        k. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

        l. That all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or
    (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

        m. That the Acquiring Fund shall have received from DRCM's independent accountants a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the Second Amended and Restated Agreement and Declaration of Trust of the MMS Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

        n. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

        o. That the Acquiring Fund shall have received an opinion of Ropes & Gray with respect to the matters specified in Section 9(d) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.


        p. That other series listed in Schedule A are simultaneously effecting a comparable reorganization and those series, together with the Acquired Fund, represented at least 80% of the net assets of DRCM as of September 30, 2001.



        q. That the shareholders of the Fund have approved an Advisory Agreement with PALP and a Portfolio Management Agreement with Dresdner RCM Global Investors LLC.


    9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

        a. That the MMS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

        b. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the MMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

        c. That there shall not be any material litigation or other legal proceeding pending or threatened with respect to the matters contemplated by this Agreement.

        d. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the MMS Trust is an unincorporated voluntary association validly existing under and by virtue of the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the MMS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the MMS Trust on behalf of the Acquiring Fund and, assuming that the Acquired Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by DRCM on behalf of the Acquired Fund, is a valid and binding obligation of the MMS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust's Declaration of Trust or By-Laws, it being understood that with respect to investment restrictions as contained in the MMS Trust's Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the Acquiring Fund with respect to such matters; (v) no other consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the submission of this Agreement to the shareholders of the Acquired Funds and the delivery of Merger Shares pursuant to this Agreement do not involve an "offer," "offer to sell," "offer for sale" or "sale" required to be registered under the 1933 Act.

        e. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization and the Acquiring Fund and the Acquired Fund will each be a party to the reorganization; (ii) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (iii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iv) the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares; and (v) an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

        f. The Form N-1A Registration Statement of MMS Trust with respect to each Acquiring Fund shall have become effective and continue to be effective, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

        g. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

        h. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of the Acquired Fund entitled to vote.

        i. That the transactions contemplated hereby shall have been approved by the shareholders of Acquired Funds the total assets of which as of September 30, 2001 represented not less than 80 percent of the total assets of all Acquired Funds as of September 30, 2001.


        j. That Dresdner RCM Global Investors LLC has agreed in writing to forfeit any right under any current fee waiver arrangement with Acquired Funds to recoup any waived expenses.



        k. That any approvals from the Federal Reserve that may be deemed to be necessary or desirable by DRCM and/or the MMS Trust have been obtained.


    10.  INDEMNIFICATION.

        a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange
    Date) but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(a), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to DRCM or the Acquired Fund contained in the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to DRCM or the Acquired Fund required to be stated therein or necessary to make the statements relating to DRCM or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of DRCM or the Acquired Fund. The Indemnified Parties will notify DRCM and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.


        b. The Acquiring Fund shall indemnify and hold harmless out of the assets of the Acquiring Fund (which shall be deemed to include the assets of the Acquired Fund following the Exchange Date) DRCM and the directors and officers of DRCM (for purposes of this Section 10(b), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquiring Fund. The Acquiring Fund shall provide, or cause to be provided, to each individual who serves as a director or officer of DRCM at any time prior to the Exchange Date, a policy of liability insurance for a period of six (6) years following the Exchange Date no less favorable in coverage and amount than any applicable insurance in effect immediately prior to the Exchange Date. The Indemnified Parties shall be deemed third party beneficiaries of this provision and shall be entitled to enforce the obligations of the Acquiring Fund and MMS Trust under this Section 10.b. The Indemnified Parties will notify the MMS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.


    11. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it, DRCM or the MMS Trust who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

    12. TERMINATION. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees or directors, as the case may be, on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or directors, as the case may be, or an officer authorized by such trustees or directors, may waive any condition to its respective obligations hereunder. This Agreement may be terminated with respect to any or all Acquired Funds and Acquiring Funds by resolution of the Board of Trustees of the MMS Trust or the Board of Directors of DRCM at any time prior to the Exchange Date, if the other party shall have breached any material provision of this Agreement or any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement. If the transactions contemplated by this Agreement have not been substantially completed by [February 28, 2002], this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

    13. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

    14. SOLE AGREEMENT; AMENDMENTS; GOVERNING LAW. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

    15. DECLARATION OF TRUST. A copy of the Agreement and Declaration of Trust of the MMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the Acquiring Fund.

    16. AMENDMENT. This Agreement contains the entire agreement of the parties with respect to the reorganization contemplated by the Agreement and may be amended prior to the Exchange Date by the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

    17. WAIVER. At any time prior to the Exchange Date, any of the terms or conditions of this Agreement benefiting the MMS Trust or DRCM may be waived by the Board of Trustees of the MMS Trust or the Board of Directors of DRCM, respectively, if, in its judgment after consultation with legal counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement or the shareholders of any Acquiring Fund or Acquired Fund, respectively.

    18. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    19. RECOURSE. All persons dealing with each of the Acquiring Funds and the Acquired Funds (each, a "Fund" and together, the "Funds") must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any personal liability for obligations entered into on behalf of any of the Funds.

    20. NOTICES. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to DRCM at Four Embarcadero Center, San Francisco, CA 94111 and to MMS Trust at 800 Newport Center Drive, Newport Beach, CA 92660.

                      DRESDNER RCM GLOBAL FUNDS, INC.,
                      on behalf of each of its series listed on
                      Schedule A hereto
                      By:
                           ----------------------------
                      Name:
                      Title:

                      PIMCO FUNDS: MULTI-MANAGER SERIES,
                      on behalf of each of its series listed on Schedule A hereto

                      By:
                           ----------------------------
                      Name:
                      Title:

 Agreed and accepted as to
 Section 5 only:
 ALLIANZ AG
 By:
      -------------------------
 Name:
 Title:

                                   SCHEDULE A


               DRCM ACQUIRED FUND                           PIMCO RCM ACQUIRING FUND
------------------------------------------------   ------------------------------------------
Dresdner RCM International Growth Equity           PIMCO RCM International Growth
Dresdner RCM Emerging Markets                      PIMCO RCM Emerging Markets
Dresdner RCM Europe                                PIMCO RCM Europe
Dresdner RCM Global Equity                         PIMCO RCM Global Equity
Dresdner RCM Global Small Cap                      PIMCO RCM Global Small-Cap
Dresdner RCM Global Technology                     PIMCO RCM Global Technology
Dresdner RCM Global Health Care                    PIMCO RCM Global Healthcare
Dresdner RCM Large Cap Growth                      PIMCO RCM Large-Cap Growth
Dresdner RCM Tax Managed Growth                    PIMCO RCM Tax-Managed Growth
Dresdner RCM MidCap                                PIMCO RCM Mid-Cap
Dresdner RCM Small Cap                             PIMCO RCM Small-Cap
Dresdner RCM Biotechnology                         PIMCO RCM Biotechnology
Dresdner RCM Balanced                              PIMCO RCM Balanced

                                                                      APPENDIX B

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT, made this     day of          , 2001 between Dresdner RCM Global
Funds, Inc. (the "Company"), a Maryland corporation, and PIMCO Advisors L.P. ("Adviser"), a limited partnership.

    WHEREAS, the Company is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Company is authorized to issue shares of ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Company has established multiple series, including operational series or series that are expected to be operational that are designated as the Dresdner RCM Global Equity Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Midcap Fund, Dresdner RCM Small Cap Fund, Dresdner RCM Balanced Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM International Growth Equity Fund, Dresdner RCM Emerging Markets Fund and Dresdner RCM Europe Fund, such series together with any other series subsequently established by the Company, with respect to which the Company desires to retain the Adviser to render investment advisory services hereunder, and with respect to which the Adviser is willing to do so, being herein collectively referred to also as the "Funds"; and

    WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940; and

    WHEREAS, the Adviser is the parent company or an affiliate of other companies that render investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

    WHEREAS, the Company desires to retain the Adviser so that it and its subsidiaries and affiliates will render investment advisory services to the Funds in the manner and on the terms hereinafter set forth; and

    WHEREAS, the Adviser is willing to render such services and engage its subsidiaries, affiliates, and others to render such services to the Company;

    NOW, THEREFORE, in consideration of the premises, the promises, and mutual covenants herein contained, it is agreed between the parties as follows:

    (e) APPOINTMENT. The Company hereby appoints the Adviser to provide investment advisory services to the Company with respect to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

    In the event the Company establishes and designates additional series with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Company in writing, whereupon such additional series shall become a Fund hereunder.

    (f) DUTIES. Subject to the general supervision of the Board of Directors, the Adviser shall provide general, overall advice and guidance with respect to the Funds and provide advice and guidance to the Company's Directors. In discharging these duties the Adviser shall, either directly or indirectly through others ("Portfolio Managers") engaged by it pursuant to Section 3 of this Agreement, provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Adviser (or Portfolio Manager) will provide investment research and analysis, which may consist of a computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Adviser (or Portfolio Manager) is hereby authorized to execute and perform such services on behalf of the Fund. To the extent permitted by the investment policies of the Fund, the Adviser (or Portfolio Manager) shall make decisions for the Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same. The Adviser (or Portfolio Manager) will provide the services under this Agreement for each Fund in accordance with the Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Company's Registration Statement filed on Form N-1A with the SEC as supplemented or amended from time to time.

    In performing these duties, the Adviser, either directly or indirectly through others selected by the Adviser:

        1. Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Company's Board of Directors, and with the provisions of the Company's Registration Statement filed on Form N-1A as supplemented or amended from time to time.

        2. Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code.

        3.  Is responsible, in connection with its responsibilities under this
    Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Adviser's (or Portfolio Manager's) primary consideration in effecting a security or other transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Company, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser (or Portfolio Manager) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser (or Portfolio Manager) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's (or Portfolio Manager's) overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, and subject to applicable laws and regulations, the Adviser (or Portfolio Manager) is further authorized to allocate the orders placed by it on behalf of the Fund to the Adviser (or Portfolio Manager) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Adviser (or Portfolio Manager). Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and, upon request, the Adviser will report on said allocation regularly to the Board of Directors of the Company indicating the broker-dealers to which such allocations have been made and the basis therefor.

        4. May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser (or Portfolio Manager) in a manner that is fair and equitable in the judgment of the Adviser (or Portfolio Manager) in the exercise of its fiduciary obligations to the Company and to such other clients.

        5. Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Company on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Company's custodian.

        6. Will make available to the Company, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Company to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Company are being conducted in a manner consistent with applicable laws and regulations.

        7. Will regularly report to the Company's Board of Directors on the investment program for each Fund and the issuers and securities represented in each Fund's portfolio, and will furnish the Company's Board of Directors with respect to the Funds such periodic and special reports as the Directors may reasonably request.

    (g) APPOINTMENT OF PORTFOLIO MANAGERS. The Adviser may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement including, for one or more of the Funds and, to the extent required by applicable law, subject to the approval of the Company's Board of Directors and/or the shareholders of one or more of the Funds, a person to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other assets of such Fund or Funds.

    (h) DOCUMENTATION. The Company has delivered copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

        1. the Company's Registration Statement as filed with the SEC and any amendments thereto; and

        2. exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

    The Adviser has delivered to the Company copies of the Adviser's and the Portfolio Managers' Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Adviser agrees to provide the Company with current copies of the Adviser's and the Portfolio Managers' Forms ADV, and any supplements or amendments thereto, as filed with the SEC.

    (i) RECORDS. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by the

1940 Act. The Adviser further agrees that all records which it maintains for the Funds are the property of the Company and it will promptly surrender any of such records upon request.

    (j) EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement and any expenses that are paid by a party other than the Company under the terms of any other agreement to which the Company is a party or a third-party beneficiary. The Adviser further agrees to pay or cause its subsidiaries or affiliates to pay all salaries, fees, and expenses of any officer of the Company who is an officer, director, or employee of the Adviser or a subsidiary or affiliate of the Adviser. The Adviser assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, and facilities necessary to perform its obligations under this Agreement. The Adviser shall not, under the terms of this Agreement, bear the following expenses (although the Adviser or an affiliate may bear certain of these expenses under one or more other agreements):

        1. Expenses of all audits by the Company's independent public accountants;

        2. Expenses of the Company's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

        3. Expenses of the Company's custodial services, including recordkeeping services provided by the custodian;

        4. Expenses of obtaining quotations for calculating the value of each Fund's net assets;

        5.  Expenses of obtaining Portfolio Activity Reports for each Fund;

        6.  Expenses of maintaining the Company's tax records;

        7. Salaries and other compensation of any of the Company's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Company;

        8.  Taxes, if any, levied against the Company or any of its Funds;

        9. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

        10. Costs, including the interest expenses, of borrowing money;

        11. Costs and/or fees incident to meetings of the Company's shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company's existence and qualification to do business, and the registration of shares with federal and state securities authorities;

        12. The Company's legal fees, including the legal fees related to the registration and continued qualification of the Company's shares for sale;

        13. Costs of printing certificates representing shares of the Company;

        14. Directors' fees and expenses to directors who are not partners, officers, employees, or stockholders of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Company;

        15. The Company's pro rata portion of the fidelity bond required by
    Section 17(g) of the 1940 Act, or other insurance premiums;

        16. Association membership dues;

        17. Extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Company to indemnify its directors, officers, employees, shareholders, distributors, and agents with respect thereto; and

        18. Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

    (k) LIABILITY. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser's undertaking to render services under this Agreement, the Company agrees that neither the Adviser nor its stockholders, partners, limited partners, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser's duties, or by reason of reckless disregard of the Adviser's investment advisory obligations and duties under this Agreement.

    (l) INDEPENDENT CONTRACTOR. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for or represent the Company in any way or otherwise be deemed its agent.

    (m) COMPENSATION. As compensation for the services rendered under this Agreement, the Company shall pay to the Adviser a fee at an annual rate of the average daily net assets of each of the Funds as set forth on the Schedule attached hereto. The fees payable to the Adviser for all of the Funds shall be computed and accrued daily and paid monthly. If the Adviser shall serve for less than any whole month, the foregoing compensation shall be prorated.

    (n) NON-EXCLUSIVITY. It is understood that the services of the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to other investment companies and other clients whether or not their investment objectives are similar to those of any of the Funds.

    (o) TERM AND CONTINUATION. This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to a Fund for a period of two years following the date set forth on the attached Schedule. This Agreement shall continue thereafter on an annual basis with respect to a Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Directors of the Company, or (b) by vote of a majority of the outstanding voting shares of the Fund, and provided continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Company, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding voting shares (as defined in the 1940 Act) of the pertinent Fund or Funds.

    However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding
(a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Adviser in the event of its assignment, as that term is defined in the 1940 Act, by the Adviser.

    This Agreement may be terminated:

        1. by the Company at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the Board of Directors of the Company or by a vote of a majority of the outstanding voting shares of the Company or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such Fund or on 60 days' written notice to the Adviser;

        2. by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Company.

    (p) USE OF NAME. It is understood that the name "DRCM", "PIMCO Advisors L.P." or "PIMCO" or any derivative thereof or logo associated with those names are the valuable property of the Adviser and/ or its affiliates, and that the Company and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Company and/or Funds. Upon termination of this Agreement, the Company (or Fund) shall forthwith cease to use such names (or derivatives or logos).

    (q) NOTICES. Notices of any kind to be given to the Advisor by the Company shall be in writing and shall be duly given if mailed or delivered to the Adviser at 800 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Company by the Adviser shall be in writing and shall be duly given if mailed or delivered to 4 Embarcadero Center, San Francisco, California, 94111, or to such other address or to such individual as shall be specified by the Company.

    (r) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

    (s) MISCELLANEOUS.

        1. This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order to the SEC thereunder.

        2. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any part hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

        3. The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


                                DRESDNER RCM GLOBAL FUNDS, INC.

                                By:       --------------------------------------

                                Title:    --------------------------------------

                                PIMCO ADVISORS L.P.

                                By:       --------------------------------------

                                Title:    --------------------------------------

                   SCHEDULE TO INVESTMENT ADVISORY AGREEMENT


                                                               FEE
FUND                                                          RATE                  EFFECTIVE DATE
----                                                          -----       ----------------------------------
Dresdner RCM Global Equity Fund                               0.85%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Global Small Cap Fund                            1.00%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Global Technology Fund                           0.95%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Global Health Care Fund                          0.80%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Large Cap Growth Fund                            0.45%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM MidCap Fund                                      0.47%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Small Cap Fund                                   0.72%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Balanced Fund                                    0.60%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Tax Managed Growth Fund                          0.60%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Biotechnology Fund                               0.90%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM International Growth Equity Fund                 0.50%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Emerging Markets Fund                            1.00%                       [          ], 2001
------------------------------------------------------------------------------------------------------------
Dresdner RCM Europe Fund                                      0.80%                       [          ], 2001
------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX C

                                    FORM OF
                         PORTFOLIO MANAGEMENT AGREEMENT

    AGREEMENT, made this     day of           , 2001 between the PIMCO Advisors
L.P. ("the Adviser"), a limited partnership, and Dresdner RCM Global Investors
LLC, (the "Portfolio Manager"), a             .

    WHEREAS, PIMCO Funds: Multi-Manager Series (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "1940 Act"); and

    WHEREAS, each of the Funds (as defined below) has entered into an Agreement and Plan of Reorganization (the "Plan") with series of the Trust dated
            , 2001 pursuant to which the Funds will be restructured into series of the Trust, effective as of the Exchange Date (as defined in the Plan); and

    WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

    WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

    WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "Advisers Act"); and

    WHEREAS, the Trust has retained the Adviser to render management services to the Trust's series pursuant to an Investment Advisory Agreement dated
November 15, 1994, as further amended and restated as of May 5, 2000, as supplemented from time to time, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser's responsibilities with respect to the management of such series; and

    WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

    NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

    (t) APPOINTMENT. The Adviser hereby appoints Dresdner RCM Global Investors LLC to act as Portfolio Manager to PIMCO RCM Global Equity, PIMCO RCM Global Small Cap, PIMCO RCM Global Technology, PIMCO RCM Global Health Care, PIMCO RCM Large Cap Growth, PIMCO RCM MidCap, PIMCO RCM Small Cap, PIMCO RCM Large Cap Select, PIMCO RCM Balanced, PIMCO RCM Tax Managed Growth, PIMCO RCM Biotechnology, PIMCO RCM International Growth, PIMCO RCM Emerging Markets and PIMCO RCM Europe Funds (the "Funds") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

    (u) PORTFOLIO MANAGEMENT DUTIES. Subject to the general supervision of the Trust's Board of Trustees and the Adviser, the Portfolio Manager shall provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for each Fund. The Portfolio Manager will provide investment research and analysis, which may consist of a computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's Registration Statement filed on Form N-1A with the SEC as supplemented or amended from time to time.

    In performing these duties, the Portfolio Manager:

        1. Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed on Form N-1A as supplemented or amended from time to time.

        2. Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

        3.  Is responsible, in connection with its responsibilities under this
    Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with
    Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Funds and to its other clients as to which they exercise investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation regularly to the Adviser and the Board of Trustees of the Trust indicating the brokers or dealers to which such allocations have been made and the basis therefor.

        4. May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

        5. Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

        6. Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

        7. Will make available to the Trust and the Adviser, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

        8. Will regularly report to the Trust's Board of Trustees on the investment program for each Fund and the issuers and securities represented in each Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

        9. Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

       (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

       (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

    (v) DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, including any portion thereof on file with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, including any portion thereof on file with the SEC.

    (w) EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and further activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

        1. Expenses of all audits by the Trust's independent public accountants;

        2. Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

        3. Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

        4. Expenses of obtaining quotations for calculating the value of each Fund's net assets;

        5.  Expenses of obtaining Portfolio Activity Reports for each Fund;

        6.  Expenses of maintaining the Trust's tax records;

        7. Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

        8.  Taxes, if any, levied against the Trust or any of its Funds;

        9. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

        10. Costs, including the interest expenses, of borrowing money;

        11. Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the registration of shares with federal and state securities or insurance authorities;

        12. The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

        13. Costs of printing stock certificates, if any, representing Shares of the Trust;

        14. Trustees' fees and expenses to directors who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

        15. The Trust's pro rata portion of the fidelity bond required by
    Section 17(g) of the 1940 Act, or other insurance premiums;

        16. Association membership dues;

        17. Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

        18. Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

    (x) COMPENSATION. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

    (y) SEED MONEY. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Fund.

    (z) COMPLIANCE.

        1. The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

        2. The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

    (aa) INDEPENDENT CONTRACTOR. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

    (bb) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

    (cc) COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

    (dd) SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

    (ee) LIABILITY. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

    (ff) INDEMNIFICATION. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PM Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

    The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

    (gg) DURATION AND TERMINATION. This Agreement shall be executed and shall take effect with respect to each Fund on the Exchange Date (as defined in the Plan) immediately following the consummation of the transactions relating to such Fund contemplated by the Plan, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to such Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be or have been granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

    1. by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to the Portfolio Manager;

    2. by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days' written notice to the Trust;

    3. by the Adviser at any time, without the payment of any penalty upon 60 days' written notice to the Portfolio Manager.

        However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

    (hh) USE OF NAME. It is understood that the name "Dresdner RCM Global Investors LLC" or "Dresdner RCM" or any derivative thereof or logo associated with those names are the valuable property of Dresdner RCM Global Investors LLC and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos).

    (ii) AGREEMENT AND DECLARATION OF TRUST. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not biding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

    (jj) MISCELLANEOUS.

        1. This Agreement shall be governed by the laws of California, provided that, nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

        2. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.


        3. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.


    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                PIMCO ADVISORS L.P.

                                By:
                                     --------------------------------------

                                DRESDNER RCM GLOBAL INVESTORS LLC

                                By:
                                     --------------------------------------

                   SCHEDULE TO PORTFOLIO MANAGEMENT AGREEMENT


                                                                                     ANNUAL FEE
FUND                                                    PORTFOLIO MANAGER               RATE
----                                            ----------------------------------   ----------
PIMCO RCM Global Equity Fund                    Dresdner RCM Global Investors LLC       0.75%
PIMCO RCM Global Small-Cap Fund                 Dresdner RCM Global Investors LLC       0.90%
PIMCO RCM Global Technology Fund                Dresdner RCM Global Investors LLC       0.85%
PIMCO RCM Global Healthcare Fund                Dresdner RCM Global Investors LLC       0.70%
PIMCO RCM Large-Cap Growth Fund                 Dresdner RCM Global Investors LLC       0.35%
PIMCO RCM MidCap Fund                           Dresdner RCM Global Investors LLC       0.37%
PIMCO RCM Small Cap Fund                        Dresdner RCM Global Investors LLC       0.62%
PIMCO RCM Balanced Fund                         Dresdner RCM Global Investors LLC       0.50%
PIMCO RCM Tax-Managed Growth Fund               Dresdner RCM Global Investors LLC       0.50%
PIMCO RCM Biotechnology Fund                    Dresdner RCM Global Investors LLC       0.80%
PIMCO RCM International Growth Equity Fund      Dresdner RCM Global Investors LLC       0.40%
PIMCO RCM Emerging Markets Fund                 Dresdner RCM Global Investors LLC       0.90%
PIMCO RCM Europe Fund                           Dresdner RCM Global Investors LLC       0.70%

                                                                      APPENDIX D


                    FORM OF INVESTMENT MANAGEMENT AGREEMENT,
                    POWER OF ATTORNEY AND SERVICE AGREEMENT

    THIS AGREEMENT is entered into this    day of         , 2001 by and between
Dresdner RCM Global Funds Inc. (the "Company"), on behalf of Dresdner RCM [ ] Fund (the "Fund"), a series of the Company, and Dresdner RCM Global Investors LLC, (the "Investment Manager").

1.  APPOINTMENT AND ACCEPTANCE OF APPOINTMENT OF THE INVESTMENT MANAGER

    (a) Subject to express provisions and limitations set forth in the Company's Amended and Restated Articles of Incorporation, By-Laws, Form N-1A Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and the Fund's prospectus as in use from time-to-time, as well as to the factors affecting the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Company hereby grants to the Investment Manager and the Investment Manager hereby accepts full discretionary authority to manage the investment and reinvestment of the cash, securities, and other assets of the Fund (the "Portfolio"), any proceeds thereof, and any additions thereto, in the Investment Manager's discretion. In the performance of its duties hereunder, the Investment Manager shall further be bound by any and all determinations by the Board of Directors of the Company relating to the investment objectives, policies, or restrictions of the Fund, which determinations shall be communicated in writing to the Investment Manager. For all purposes herein, the Investment Manager shall be deemed an independent contractor of the Company.

2.  POWERS OF THE INVESTMENT MANAGER

    (a) Subject to the limitations provided in Section 1 hereof, the Investment Manager is empowered hereby, through any of its partners, principals, or appropriate employees, for the benefit of the Fund:

        (i) to invest and reinvest in shares, stocks, bonds, notes, and other obligations of every description issued or incurred by governmental bodies, corporations, mutual funds, trusts, associations, or firms, in trade acceptances and other commercial paper, and in loans and deposits at interest on call or on time, whether or not secured by collateral;

        (ii) to purchase and sell commodities or commodities contracts and investments in put, call, straddle, or spread options;

       (iii) to enter into forward, future, or swap contracts with respect to the purchase and sale of securities, currencies, commodities, and commodities contracts;

        (iv) to lend its portfolio securities to brokers, dealers, and other financial institutions;

        (v) to buy, sell, or exercise options, rights, and warrants to subscribe for stock or securities;

        (vi) to engage in any other types of investment transactions described in the Fund's Prospectus and Statement of Additional Information; and

       (vii) to take such other action, or to direct the Fund's custodian to take such other action, as may be necessary or desirable to carry out the purpose and intent of the foregoing.

    (b) The Investment Manager may enter into one or more contracts (each a "Sub-Advisory Contract" or "Sub-Administration Contract") with a sub-adviser or sub-administrator in which the Investment Manager delegates to such sub-adviser or sub-administrator any or all duties specified in this Agreement, provided that each Sub-Advisory Contract or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which the Investment Manager is subject under this Agreement, and further provided that each Sub-Advisory Contract or Sub-Administration Contract meets all requirements of the 1940 Act and any rules, regulations, or orders of the Securities and Exchange Commission thereunder.

3.  EXECUTION OF PORTFOLIO TRANSACTIONS

    (a) The Investment Manager shall provide adequate facilities and qualified personnel for the placement of, and shall place, orders for the purchase, or other acquisition, and sale, or other disposition, of portfolio securities or other portfolio assets for the Fund.

    (b) Unless otherwise specified in writing to the Investment Manager by the Fund, all orders for the purchase and sale of securities for the Portfolio shall be placed in such markets and through such brokers as in the Investment Manager's best judgment shall offer the most favorable price and market for the execution of each transaction; provided, however, that, subject to the above, the Investment Manager may place orders with brokerage firms that have sold shares of the Fund or that furnish statistical and other information to the Investment Manager, taking into account the value and quality of the brokerage services of such firms, including the availability and quality of such statistical and other information. Receipt by the Investment Manager of any such statistical and other information and services shall not be deemed to give rise to any requirement for abatement of the advisory fee payable to the Investment Manager pursuant to Section 5 hereof and Appendix A hereto.

    (c) The Fund understands and agrees that the Investment Manager may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker would have charged, provided, however, that the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of Fund share sales, statistical, brokerage, and other services provided by such broker, viewed in terms of either the specific transaction or the Investment Manager's overall responsibilities to the Fund and other clients for which the Investment Manager exercises investment discretion. The Fund also understands that the receipt and use of such services will not reduce the Investment Manager's customary and normal research activities.

    (d) The Fund understands and agrees that:

        (i) the Investment Manager performs investment management services for various clients and that the Investment Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Portfolio, so long as it is the Investment Manager's policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients;

        (ii) the Investment Manager shall have no obligation to purchase or sell for the Portfolio any security which the Investment Manager, or its principals or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction or investment appears unsuitable, impractical, or undesirable for the Portfolio;

       (iii) on occasions when the Investment Manager deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased when the Investment Manager believes that to do so will be in the best interests of the Fund. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Investment Manager in the manner the Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients; and

        (iv) the Investment Manager does not prohibit any of its principals or employees from purchasing or selling for their own accounts securities that may be recommended to or held by the Investment

    Manager's clients, subject to the provisions of the Investment Manager's Code of Ethics and that of the Company.

4.  ALLOCATION OF EXPENSES OF THE FUND

    (a) The Investment Manager will bear all expenses related to salaries of its employees and to the Investment Manager's overhead in connection with its duties under this Agreement. The Investment Manager also will pay all fees and salaries of the Company's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Investment Manager.

    (b) Except for the expenses specifically assumed by the Investment Manager, the Fund will pay all of its expenses, including, without limitation, fees and expenses of the directors not affiliated with the Investment Manager attributable to the Fund; fees of the Investment Manager; fees of the Fund's administrator, custodian, and sub-custodians for all services to the Fund (including safekeeping of funds and securities and maintaining required books and accounts); transfer agent, registrar, and dividend reinvestment and disbursing agent fees; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants; charges and expenses of legal counsel provided to the non-interested directors of the Company; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements, and reports to governmental agencies; brokerage and other expenses connected with the execution recording and settlement of portfolio security transactions; expenses connected with negotiating, or effecting purchases or sales of portfolio securities or registering privately issued portfolio securities; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy; expenses of fidelity bonding and other insurance premiums; expenses of stockholders' meetings; SEC, state blue sky, and foreign registration fees; portfolio pricing services expenses; litigation expenses; and Rule 12b-1 fees.

    (c) The expenses borne by the Fund pursuant to Section 4(b) shall include the Fund's proportionate share of any such expenses of the Company, which shall be allocated among the Fund and the other series of the Company, if any, on such basis as the Company shall deem appropriate.

5.  COMPENSATION OF THE INVESTMENT MANAGER

    (a) In consideration of the services performed by the Investment Manager hereunder, the Fund will pay or cause to be paid to the Investment Manager, as they become due and payable, management fees determined in accordance with the attached Schedule of Fees (Appendix A). In the event of termination, any management fees paid in advance pursuant to such fee schedule will be prorated as of the date of termination and the unearned portion thereof will be returned to the Fund.

    (b) The net asset value of the Fund's portfolio used in fee calculations shall be determined in the manner set forth in the Amended and Restated Articles of Incorporation and By-Laws of the Company and the Fund's Prospectus as of the close of regular trading on the New York Stock Exchange on each business day the New York Stock Exchange is open.

    (c) The Fund hereby authorizes the Investment Manager to charge the Portfolio, subject to the provisions in Section 6 hereof, for the full amount of fees as they become due and payable pursuant to the attached Schedule of Fees; provided, however, that a copy of a fee statement covering said payment shall be sent to the Fund's custodian and to the Company.

    (d) The Investment Manager may from time-to-time voluntarily agree to limit the aggregate operating expenses of the fund for one or more fiscal years of the Company, as set forth in Appendix A hereto or in any other written agreement with the Company. If in any such fiscal year the aggregate operating expenses of the Fund (as defined in Appendix A or such other written agreement) exceed the applicable percentage of the average daily net assets of the Fund for such fiscal year, the Investment Manager shall reimburse the Fund for such excess operating expenses. Such operating expense reimbursement, if any, shall be estimated, reconciled, and paid on a quarterly basis, or such more frequent basis as the Investment Manager may agree in writing. Any such reimbursement of the Fund shall be repaid to the Investment Manager by the Fund, without interest, at such later time or times as it may be repaid without causing the aggregating operating expenses of the Fund to exceed the applicable percentage of the average daily net assets of the Fund for the period in which it is repaid; provided, however, that upon termination of this Agreement, the Fund shall have no further obligation to repay any such reimbursements.

6.  SERVICE TO OTHER CLIENTS

    Nothing contained in this Agreement shall be construed to prohibit the Investment Manager from performing investment advisory, management, distribution, or other services for other investment companies and other persons, trusts, or companies, or to prohibit affiliates of the Investment Manager from engaging in such business or in other related or unrelated businesses.

7.  STANDARD OF CARE

    The Investment Manager shall have no liability to the Fund, or its stockholders, for any error of judgment, mistake of law, loss arising out of any investment, or other act or omission on the performance of its obligations to the Fund not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties hereunder. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

8.  DURATION OF AGREEMENT

    This Agreement shall continue in effect until the close of business on December 29, 2002. This Agreement may thereafter be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

9.  TERMINATION

    This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company on sixty (60) days' written notice to the Investment Manager, or by the Investment Manager on like notice to the Company. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940
Act).

10. CORPORATE NAME

    In the event this Agreement is terminated by either party or upon written notice from the Investment Manager at any time, the Company hereby agrees that it will eliminate from its corporate name any reference to the name "Dresdner RCM." The Company shall have the non-exclusive use of the name "Dresdner RCM" in whole or in part so long as this Agreement is effective or until such notice is given.

11. REPORTS, BOOKS, AND RECORDS

    The Investment Manager shall render to the Board of Directors of the Company such periodic and other reports as the Board may from time to time reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company are property of the Company. The Investment Manager shall surrender promptly to the Company any of such records upon the Company's request, and shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

12. REPRESENTATIONS AND WARRANTIES

    The Investment Manager represents and warrants to the Company that the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940. During the term of this Agreement, the Investment Manager shall notify the Company of any change in the ownership of the Investment Manager within a reasonable time after such change. The Company represents and warrants to the Investment Manager that the company is registered as an open-end management investment company under the 1940 Act. Each party further represents and warrants to the other that this Agreement has been duly authorized by such party and constitutes the legal, valid, and binding obligation of such party in accordance with its terms.

13. AMENDMENT OF THIS AGREEMENT

    No provision of this Agreement may be change, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

DRESDNER RCM GLOBAL INVESTORS LLC                   DRESDNER RCM GLOBAL FUNDS, INC. ON BEHALF OF
                                                    DRESDNER RCM [          ] FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                        FOR DRESDNER RCM SMALL CAP FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
           On all sums                              1.00% annually

The Investment Manager, until at least June 30, 2003, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.02% for Class I and 1.27% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM SMALL CAP FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                          FOR DRESDNER RCM MIDCAP FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
           On all sums                              0.75% annually

The Investment Manager, until at least June 30, 2003, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0.77% for Class I and 1.02% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM MIDCAP FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
               FOR DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
           On all sums                              0.75% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.00% for Class I and 1.25% for Class N of the average daily net assets of the Fund. For this purpose, the "operating expenses" of the Fund shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             ,   , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                          FOR DRESDNER RCM EUROPE FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $100 million                                  1.00% annually
Above $100 million                                  0.80% annually


The Investment Manager, until at least December 31, 2002, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.35% for Class I and 1.60% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM EUROPE FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                     FOR DRESDNER RCM LARGE CAP GROWTH FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $500 million                                  0.70% annually
Next $500 million                                   0.65% annually
Above $1 billion                                    0.60% annually


The Investment Manager, until at least December 31, 2005, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0. 75% for Class I and 1.00% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM LARGE CAP GROWTH FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                    FOR DRESDNER RCM TAX MANAGED GROWTH FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $500 million                                  0.75% annually
Next $500 million                                   0.70% annually
Above $1 billion                                    0.65% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.25% for Class I and 1.50% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM TAX MANAGED GROWTH FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                      FOR DRESDNER RCM BIOTECHNOLOGY FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $500 million                                  1.00% annually
Next $500 million                                   0.95% annually
Above $1 billion                                    0.90% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM BIOTECHNOLOGY FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                         FOR DRESDNER RCM BALANCED FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $500 million                                  0.65% annually
Next $500 million                                   0.60% annually
Above $1 billion                                    0.55% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 0.90% for Class I. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM BALANCED FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                     FOR DRESDNER RCM GLOBAL SMALL CAP FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $500 million                                  1.00% annually
Next $500 million                                   0.95% annually
Above $1 billion                                    0.90% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM GLOBAL SMALL CAP FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                    FOR DRESDNER RCM GLOBAL TECHNOLOGY FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the annualized rate of 1.00% of the value of the Fund's average daily net assets.

VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
           On all sums                              1.00% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM GLOBAL TECHNOLOGY FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                    FOR DRESDNER RCM GLOBAL HEALTH CARE FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $500 million                                  1.00% annually
Next $500 million                                   0.95% annually
Above $1 billion                                    0.90% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM GLOBAL HEALTH CARE FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                     FOR DRESDNER RCM EMERGING MARKETS FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:

VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
           On all sums                              1.00% annually

The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.50% for Class I and 1.75% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM EMERGING MARKETS FUND

By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

                                   APPENDIX A
                        INVESTMENT MANAGEMENT AGREEMENT
           BETWEEN DRESDNER RCM GLOBAL INVESTORS LLC AND DRESDNER RCM
                               GLOBAL FUNDS, INC.
                                SCHEDULE OF FEES
                      FOR DRESDNER RCM GLOBAL EQUITY FUND

Effective Date:             , 2001

The Fund will pay a monthly fee to the Investment Manager based on the average daily net assets of the Fund, at the following rate:


VALUE OF SECURITIES AND CASH OF FUND                     FEE
------------------------------------                --------------
First $500 million                                  0.75% annually
Next $500 million                                   0.70% annually
Above $1 billion                                    0.65% annually


The Investment Manager, until at least December 31, 2001, shall reimburse the Fund to the extent that the operating expenses of the Fund (as hereinafter defined) exceed the annualized rate of 1.25% for Class I and 1.50% for Class N. For this purpose, "operating expenses" shall be deemed to include all ordinary operating expenses other than interest, taxes and extraordinary expenses.

Dated:             , 2001

DRESDNER RCM GLOBAL INVESTORS LLC DRESDNER RCM GLOBAL FUNDS, INC.
ON BEHALF OF DRESDNER RCM GLOBAL EQUITY FUND


By:  -------------------------------------          By:  -------------------------------------

Attest:                                             Attest:

By:  -------------------------------------          By:  -------------------------------------

DRESDNER RCM GLOBAL FUNDS
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CA 94111


TO VOTE BY TELEPHONE

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.


                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                                [FUND NAME HERE]

                  A SERIES OF DRESDNER RCM GLOBAL FUNDS, INC.

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS-
                                December 5, 2001

The undersigned hereby appoints Robert J. Goldstein and Jennie W. Klein, and each of them separately, proxies, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Pacific Time, on Wednesday, December 5, 2001, at Four Embarcadero Center, San Francisco, California 94111, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     DRSNR1            KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[FUND NAME HERE]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR PROPOSALS 1, 2, 3, 4 AND 5.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE DIRECTORS RECOMMEND A VOTE
FOR EACH PROPOSAL.

VOTE ON PROPOSALS                                                                                          FOR    AGAINST    ABSTAIN

1.   Proposal to approve the Agreement and Plan of Reorganization, as more fully described in the          |_|      |_|        |_|
     accompanying Proxy Statement.

2.   Proposal to approve the new Investment Advisory Agreement, as more fully described in the             |_|      |_|        |_|
     accompanying Proxy Statement.

3.   Proposal to approve the new Portfolio Management Agreement, as more fully described in the            |_|      |_|        |_|
     accompanying Proxy Statements.

4.   WITH RESPECT TO DRESDNER RCM MIDCAP FUND AND DRESDNER RCM SMALL CAP FUND ONLY:
     Proposal to approve amendment of the fundamental investment policy relating to securities             |_|      |_|        |_|
     lending, as more fully described in the accompanying Proxy Statement.

5.   Proposal to approve the Contingent Investment Advisory Agreement, as more fully described in          |_|      |_|        |_|
     the accompanying Proxy Statement.

          CHECK HERE ONLY IF YOU PLAN TO
           ATTEND THE MEETING IN PERSON     |_|

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY.  All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


-------------------------------------------------                               -------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)        Date                                  Signature (Joint Owners)                 Date
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

                           DRESDNER RCM GLOBAL FUNDS
                            FOUR EMBARCADERO CENTER
                            SAN FRANCISCO, CA 94111


TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.


                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                                [FUND NAME HERE]

                  A SERIES OF DRESDNER RCM GLOBAL FUNDS, INC.

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS-
                                December 5, 2001

The undersigned hereby appoints Robert J. Goldstein and Jennie W. Klein, and each of them separately, proxies, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Pacific Time, on Wednesday, December 5, 2001, at Four Embarcadero
Center, San Francisco, California 94111, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

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
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.                    DRSNR2             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[FUND NAME HERE]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF THIS PROXY IS
PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2,3 AND 5.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.  THE DIRECTORS RECOMMEND A VOTE FOR EACH PROPOSAL.

                                                                                                FOR          AGAINST        ABSTAIN
VOTE ON PROPOSALS

1.  Proposal to approve the Agreement and Plan of Reorganization, as more fully described
    in the accompanying Proxy Statement.                                                         |_|            |_|            |_|

2.  Proposal to approve the new Investment Advisory Agreement, as more fully described in
    the accompanying Proxy Statement.                                                            |_|            |_|            |_|

3.  Proposal to approve the new Portfolio Management Agreement, as more fully described in
    the accompanying Proxy Statement.                                                            |_|            |_|            |_|

4.  Not Applicable

5.  Proposal to approve the Contingent Investment Advisory Agreement, as more fully described
    in the accompanying Proxy Statement.                                                         |_|            |_|            |_|

            CHECK HERE ONLY IF YOU PLAN TO
            ATTEND THE MEETING IN PERSON        |_|

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer's office.  If a partner, sign in the partnership name.


-----------------------------------------------                 -----------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date                       Signature (Joint Owners)             Date